UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.__)

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OVERSEAS SHIPHOLDING GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OVERSEAS SHIPHOLDING GROUP, INC.
 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 28, 2020

To the Stockholders of Overseas Shipholding Group, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Overseas Shipholding Group, Inc. The Meeting is to be held in the Brenner Emory Smoot Training Center at 2000 Barge Avenue, Tampa, FL 33605 on Thursday, May 28, 2020 at 8:30 a.m., Eastern Time ("ET"). However, as discussed in the accompanying Proxy Statement (see "Remote Participation in Annual Meeting"), due to concerns regarding the coronavirus pandemic, you may participate by means of remote communication. You will be notified of the details through a press release prior to the Annual Meeting and via our website at www.osg.com.

The meeting will be held for the following purposes:

(1)	to elect nine directors to serve until the 2021 Annual Meeting of Stockholders of the Company;

(2)
to approve, on an advisory basis, the 2019 compensation for the Named Executive Officers named in the Summary Compensation Table in the Proxy Statement (as described in the "Summary Compensation Table" section and in the compensation tables and narrative in the Proxy Statement);

(3)	to approve the Company's Non-Employee Director Incentive Compensation Plan, as amended and restated;

(4)	to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year 2020; and

(5)	to transact such other business as may properly be brought before the Annual Meeting.

Stockholders of record at the close of business on April 2, 2020 are the only stockholders entitled to notice of, and to vote at, the Annual Meeting. The list of stockholders will be open to the examination of stockholders for any purpose germane to the Annual Meeting, during ordinary business hours for a period of 10 days prior to the Annual Meeting, at the Company's offices, 302 Knights Run Avenue, Suite 1200, Tampa, Florida. This Proxy Statement and the accompanying proxy will first be sent to stockholders on or about April 14, 2020.

We are taking advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders over the Internet. We believe these rules allow us to provide stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. If you received a printed copy of the materials, we have enclosed a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2019 with this Notice and the Proxy Statement.

It is very important that you are represented at the Annual Meeting and that your shares are voted. We urge you to vote as soon as possible by telephone, over the Internet, or by marking, signing and returning your proxy or voting instruction card, even if you plan to attend the Annual Meeting in person. If you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy and vote in person. Your prompt consideration is greatly appreciated.

/s/ SUSAN ALLAN
Vice President, General Counsel and Corporate Secretary
Tampa, Florida
April 14, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
 PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS
 TO BE HELD ON MAY 28, 2020

This Notice of Annual Meeting of Stockholders of the Company to be held on May 28, 2020, the Company's Proxy Statement for the 2020 Annual Meeting of Stockholders and the Annual Report on Form 10-K for the year ended December 31, 2019 are available at www.osg.com/investor-relations.

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OVERSEAS SHIPHOLDING GROUP, INC.
302 Knights Run Avenue, Suite 1200
Tampa, FL 33602
 _______________________________________________

PROXY STATEMENT
  _______________________________________________

REMOTE PARTICIPATION IN ANNUAL MEETING

Our Annual Meeting will be held in person at the location given in the Notice of Meeting. However, given the ongoing coronavirus pandemic, our stockholders’ health and travel concerns, and federal, state, and local government actions, you may participate in the meeting by means of remote communication. We will announce arrangements for your remote participation as promptly as practicable, including by issuing a press release and by posting information on our website. Please monitor our communications and our website at osg.com/investor-relations for updated information. Please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.

PROXY SUMMARY

This summary provides an overview of information contained in the Proxy Statement. This summary is not intended to provide all of the information within the Proxy Statement that you should read and consider prior to voting. We also invite you to review our Annual Report on Form 10-K for the year ended December 31, 2019 (the "2019 Form 10-K") to obtain a more comprehensive discussion of Overseas Shipholding Group, Inc.

OSG qualifies as a Smaller Reporting Company under SEC rules. As a Smaller Reporting Company, we are permitted to provide reduced disclosures in this Proxy Statement, including those relating to executive compensation. Accordingly, we have omitted certain disclosures on those matters. However, we recognize the importance of transparency and, in some cases, have chosen to provide many of the compensation-related disclosures required for larger public companies and that we historically provided.

Voting Matters

Our stockholders are being asked to vote on the following matters at our 2020 Annual Meeting:

PROPOSALS	OSG'S RECOMMENDATIONS

Proposal 1. Election of Directors
The Board and the Corporate Governance and Risk Assessment Committee believe that the nine director nominees possess the experience and qualifications necessary to provide quality guidance to the Company's management and effective oversight of the Company.
FOR Each Director Nominee
Proposal 2. Advisory vote to approve the compensation of the Named Executive Officers for 2019
We ask our stockholders to cast a non-binding advisory vote on the compensation of the Named Executive Officers named in the Summary Compensation Table in this Proxy Statement. As discussed in "How We Compensate Our Executives", we believe that the compensation paid to our Named Executive Officers and our overall pay practices are proper and supportable.
FOR
Proposal 3. Approval of the Non-Employee Director Compensation Incentive Plan, as amended and restated.
The Board and the Human Resources and Compensation Committee believe it to be in the best interests of the Company that stockholders approve the proposed amended and restated Non-Employee Director Compensation Incentive Plan. The Board and Committee believe that the ability to grant equity and other incentives to non-employee directors is critical to the Company's efforts to attract and retain key talent on the Board and to encourage ownership of shares of Common Stock by non-employee directors.
FOR
Proposal 4. Ratification of appointment of the independent registered public accounting firm
The Audit Committee believes it to be in the best interest of the Company and its stockholders to retain the services of Grant Thornton LLP as the independent auditors of the Company for the fiscal year ending December 31, 2020 and asks stockholders to ratify this appointment.
FOR

Company Overview

OSG is a leading provider of energy transportation services, delivering crude oil and petroleum products to major oil companies and refiners. Our fleet includes tankers and articulated tug barges, or ATBs, of which 20 operate under the U.S. Jones Act and four operate internationally (including two that participate in the U.S. Maritime Security Program). We provide safe, efficient and reliable transportation to our customers and strive to ensure the highest standards of safety and environmental compliance throughout our organization.
In 2019, we focused on our long-term strategy while seeking to increase near-term shareholder value. Throughout the year, OSG capitalized on an improved rate environment, allowing us to secure charter terms for one or more years for the majority of our fleet, providing a stable and promising outlook for our Company.

Board Highlights

BOARD OF DIRECTORS				OSG Committee Membership

Name	Age	Director Since	Primary Occupation	A	C	G
Douglas Wheat (Non-Executive Chairman)	69	2014	Managing partner of Wheat Investments
Rebecca DeLaet	52	**	Former CFO of O.G. Energy
Joseph I. Kronsberg	37	2015	Partner at Cyrus Capital Partners, L.P.
Anja L. Manuel	45	2017	Founding partner at RiceHadleyGates LLC	X		X*
Samuel H. Norton	61	2014	CEO and President of OSG
John P. Reddy	67	2018	Business consultant and private investor	X*		X
Julie E. Silcock	64	2018	Co-head of Southwest Investment Banking franchise at Houlihan Lokey	X	X*
Gary Eugene Taylor	66	2014	Former member of U.S. Congress		X	X
Ty Wallach	48	2015	Managing Director and CIO of Atlas Merchant Capitol LLC		X

* Indicates Chair of the Committee
**Indicates a first-time nominee to the Board.

Governance Highlights

OSG is committed to maintaining leading corporate governance practices. We believe that sound governance policies encourage accountability of the Board and management, improve our standing within our industry, and promote the long-term interests of our stockholders.

Board Leadership Structure & Independence

•	We separate the roles of the CEO and Chairman and have an independent, non-executive Chairman.

•	Following this Annual Meeting, women will comprise 33% of our Board slate.

•	OSG has received the 2020 Women on Boards "W" Winning Company Award in recognition of its gender diversity on the Board.

•	All of our Directors and nominees are independent, other than our CEO.

Board Practices & Oversight

•	Executive Sessions without management or non-independent directors present provide independent Directors an opportunity to meet in private regularly.

•	More than 90% of Board meetings had full participation by all directors.

•	Oversight of risk management occurs within each Committee, as well as by the whole Board, and we have a Committee that specifically assesses all Company risks.

Other Activities

•	We prohibit hedging and pledging of securities owned by Directors and employees.

•	Our Directors are required to retain ownership of a certain level of OSG stock in accordance with stock ownership guidelines.

•
Directors possess a wide range of financial, energy, governance and transportation services experience, resulting in diverse viewpoints, including service on other public and non-profit boards and in the U.S. Congress.

•	Directors must inform the Corporate Governance and Risk Assessment Committee of any changes in their principal occupation.

•	Directors shall advise the Corporate Governance and Risk Assessment Committee Chair (and the CEO, if a applicable) prior to accepting outside board membership.

Executive Compensation

Consistent with our goal of enhancing stockholder value, we are committed to aligning executive compensation with our strategic short-term and long-term objectives, as well as with the interests of our stockholders. The compensation disclosed in the Summary Compensation Table and the other related tables reflects compensation decisions that were made in early 2019 and were based on the terms of employment agreements. In 2018 the Compensation Committee committed to a restructured compensation program for the Named Executive Officers which has been put in place. The section "Revisions made to 2019 Compensation Program" within the "How We Compensate Our Executives" section highlights in greater detail the effort and changes we have made.

Environmental and Social Initiatives - Moving Energy with Integrity

OSG recognizes the risk of climate change and the impact carbon emissions have on the environment. Accordingly, we are committed to operating one of the safest, cleanest and most reliable fleets in the industry, and we are devoted to minimizing our vessels’ environmental impact and ensuring each seafarer's safe return after a voyage. We comply with the regulations of the United States, the IMO, and European Union, where applicable, on carbon emissions and periodically explore opportunities to decrease our carbon footprint when economically feasible.

To enhance Board oversight of our environmental and social policies and practices, including those below, the Corporate Governance and Risk Assessment Committee’s charter requires the Committee to conduct quarterly reviews of the Company’s governance, environmental, and social risks, and bi-annual reviews of the Company’s cyber security risks.

Our policies on Health and Safety, Environmental and Social Responsibility, and Quality can be found on our website. We have outlined a few key components of each of these policies below. For more information on our Company policies, or to view the policies in their entirety, please visit our website at www.osg.com/safety-and-environment.

•
Health and Safety Policy - Our goal is to have a zero-incident workplace, focused on providing healthy and safe working conditions for both our crews and shoreside employees. We seek to accomplish these goals by:

◦
Following our established Management System, which is designed to promote safe practices in ship operations, prevent damage to the vessels and environment, prevent loss of human life or personal injury, and continuously improve the safety skills of personnel.

◦	Maintaining a Shipboard Occupational Health and Safety Program.

◦	Striving to exceed all national and international rules and regulations governing the maritime industry.

•
Environmental Protection and Social Responsibility Policy - We are committed to protecting the environment and minimizing our operations’ environmental impact. To that end, our policies and operating practices:

◦	Endeavor to ensure that all employees are informed, trained, and committed to complying with the Company’s Environmental Management System.

◦	Require that all crew members certify their understanding and acceptance of the Company’s Environmental Protection and Social Responsibility Policy as a condition of employment.

v

ELECTION OF DIRECTORS
(PROPOSAL NO. 1)

The nominees for election at the Annual Meeting are listed below. The nominees were selected by the Board upon the recommendation of the Corporate Governance and Risk Assessment Committee (the "Governance and Risk Committee"). Unless otherwise directed, proxies will be voted for the election of these nominees to serve until the 2021 Annual Meeting of Stockholders of the Company and until their successors are elected and qualify.

The Governance and Risk Committee considers the following criteria for identifying and recommending qualified candidates for membership on the Board, seeking to maintain within these criteria appropriate diversity of individuals on the basis of gender, ethnic heritage, international background and life experiences:

•	judgment, character, integrity, expertise, tenure, skills and knowledge useful to the oversight of the Company's business;

•	status as "independent" or "audit committee financial expert" or "financially literate" as defined by the New York Stock Exchange ("NYSE") or the SEC;

•
high level managerial, business or other relevant experience, including, but not limited to, experience in the industry in which the Company operates, and, if the candidate is an existing member of the Board, any change in the member's principal occupation or business associations;

•	absence of conflicts of interest with the Company;

•	status as a U.S. citizen for compliance with the Jones Act; and

•	ability and willingness of the candidate to spend a sufficient amount of time and energy in furtherance of Board matters.

As part of its annual assessment of Board structure and composition, the Governance and Risk Committee evaluates the extent to which the Board as a whole satisfies the foregoing criteria. The Committee believes that the current nominees have the requisite character, integrity, expertise, skills, and knowledge to oversee the Company’s business in the best interests of the Company's stockholders. All the nominees named have been evaluated under the criteria set forth above and have received the recommendation of the Committee for election by stockholders at the Annual Meeting. With the exception of Ms. DeLaet, the nominees for election at the Annual Meeting were last elected to the Board by the stockholders at the 2019 Annual Meeting of Stockholders. The entire Board recommends that stockholders elect all nominees.

Ms. Rebecca DeLaet was identified as a candidate by Mr. Samuel Norton, and underwent a screening and due diligence process led by the Governance and Risk Committee, which evaluated her independence and experience based on the criteria outlined above. Upon the recommendation of the Committee, the Board has nominated Ms. DeLaet for election to the Board.

Name (age)	Business Experience during the Past Five Years and Other Information	Director Since
Douglas D. Wheat (69)
Mr. Wheat has served as Chairman of the Board of OSG since December 2014. He is currently the Managing Partner of Wheat Investments, a private investment firm. From 2007 to 2016, he was the founding and Managing Partner of the private equity company Southlake Equity Group. From 1992 until 2006, Mr. Wheat was President of Haas Wheat & Partners. Prior to the formation of Haas Wheat, Mr. Wheat was a founding member of the merchant banking group at Donaldson, Lufkin & Jenrette where he specialized in leveraged buyout financing. From 1974 to 1984, Mr. Wheat practiced corporate and securities law in Dallas, Texas. Mr. Wheat is currently the Chairman of the Board of Directors of International Seaways, Inc. (a former wholly-owned division of OSG) and is also the Chairman of the Board of Directors of AMN Healthcare Services, Inc. ("AMN"). He has been a director of AMN since 1999, becoming Chairman in 2007. He previously served as Vice Chairman of Dex Media, Inc. and as Chairman of SuperMedia prior to its merger with Dex One. Mr. Wheat has also previously served as a member of the Board of Directors of several other companies including among others: Playtex Products (he also served as Chairman); Dr Pepper/Seven-Up Companies, Inc.; Dr Pepper Bottling of the Southwest, Inc.; Walls Industries, Inc.; Alliance Imaging, Inc.; Thermadyne Industries, Inc.; Sybron International Corporation; Nebraska Book Corporation; ALC Communications Corporation; Mother's Cookies, Inc.; and Stella Cheese Company. Mr. Wheat received both his Juris Doctor and Bachelor of Science degrees from the University of Kansas.

Mr. Wheat's finance and legal expertise and experience serving on numerous boards of directors make him a valuable asset to the Board.
2014

Rebecca DeLaet (52)
Ms. DeLaet was most recently the Chief Financial Officer of O.G. Energy ("OGE") until December, 2019. OGE is the energy arm of Ofer Global. Ofer Global is a private portfolio of international business principally focused on shipping, real estate, energy, banking and investments. She served as a member of the Senior Management Committee of Ofer Global from 2004 to 2018. Ms. DeLaet also worked for Zodiac Finance, another division of Ofer Global, from 1990 to 2017 in positions of escalating authority as Vice President, Managing Director, and for the last seven years as President. She served on the Board of Directors and as Chair of the Audit Committee for both New Zealand Oil and Gas and Cue Energy Resources, publicly traded companies listed respectively on the New Zealand and Australian stock exchanges. She is currently the Director and Head of Finance for Team Image Synchronized Skating Team (not for profit), a role which she has had since 2014.

Ms. DeLaet's substantial experience in the shipping industry and her financial expertise qualify her for election to the Board.

new nominee

Joseph I Kronsberg (37)
Mr. Kronsberg has served in various roles at Cyrus Capital Partners, L.P. since 2006, and he is currently a Partner responsible for certain investments in the financial, shipping and energy sectors. Previously, Mr. Kronsberg worked at Greenhill & Co. as a generalist in its Mergers & Acquisitions and Restructuring departments. He currently serves as a Director of International Seaways, Inc. (a former wholly-owned division of OSG). Mr. Kronsberg has a Bachelor of Science degree in Economics from the Wharton School of the University of Pennsylvania where he graduated summa cum laude.

Mr. Kronsberg's financial expertise and experience in investment management make him a valuable asset to the Board.
2015

Name (age)	Business Experience during the Past Five Years and Other Information	Director Since
Anja L. Manuel (45)
Since 2009, Ms. Manuel has served as a founding partner at RiceHadleyGates, LLC, with Condoleezza Rice, Stephen Hadley, and Robert Gates. The firm works with senior executives of major companies to evaluate strategic and political risk and expand in emerging markets.  She served as Special Assistant to the Under-Secretary for Political Affairs at the U.S. Department of State from 2005 to 2007. Ms. Manuel was an attorney at Wilmer-Hale specializing in international and Supreme Court litigation, and governance issues such as anti- corruption matters and Congressional investigations from 2001 to 2005, and from 2007 to 2009. Early in her career she was an investment banker at Salomon Brothers. She currently serves on the Board of Directors and Governance Committee for Ripple, Inc. and serves on advisory boards of Flexport Inc., Synapse Inc., Center for a New American Security, and the boards of the American Ditchley Foundation, Natl. Comm. on US-China Relations, and Governor Brown's California Export Council. Simon & Schuster published her book on India and China. She graduated cum laude from Harvard Law School and holds BA and MA degrees with distinction from Stanford University.

Ms. Manuel's extensive experience in government relations and governance makes her a valuable asset to the Board.

2017

Samuel H. Norton (61)
Mr. Norton was appointed Chief Executive Officer and President of OSG in December 2016. Prior to this appointment, he served as Senior Vice President and President and Chief Executive Officer of OSG's U.S. Flag Strategic Business Unit from July 2016. Mr. Norton served as a non-executive Director on OSG's Board from 2014 to July 2016. In 2006 Mr. Norton co-founded SeaChange Maritime, LLC, an owner and operator of container ships, and served as its Chairman and Chief Executive Officer. Mr. Norton previously spent 17years as a senior executive officer at Tanker Pacific Management (Singapore) Pte. Ltd. In 1995, Mr. Norton initiated and led the entry of the Sammy Ofer Group into the container segment and acquired and operated the first container vessels in the group's fleet. While at Tanker Pacific, Mr. Norton also conceived and started a related business, Tanker Pacific Offshore Terminals, which owns and operates a fleet of floating, offshore oil storage terminals. Prior to joining the Ofer group, Mr. Norton played a lead role in the Asian distressed assets group of the First National Bank of Boston, a position which acquainted him with the shipping industry and the Ofer family. Mr. Norton holds a Bachelor of Arts in Chinese Language and Literature from Dartmouth College.

Mr. Norton's substantial experience in the shipping industry makes him a valuable asset to the Board.
2014

Name (age)	Business Experience during the Past Five Years and Other Information	Director Since
John P. Reddy (67)
Mr. Reddy is currently a business consultant and private investor. From 2009 until 2017, he served as the Chief Financial Officer of Spectra Energy Corporation, a premier owner and operator of pipeline and midstream energy assets. Prior to that, he served as Senior Vice President and Chief Financial Officer of Atmos Energy Corporation, the nation's largest natural gas-only distributor, and in various financial roles with Pacific Enterprises Corporation. He currently serves on the audit committee and the conflicts committee of Hess Midstream Partners and chairs the audit committee of PLH Group. Mr. Reddy has also served on the board of directors of DCP Midstream, LLC (from 2009 until 2017) and as a member of Paragon Offshore Plc’s board from 2014 to 2017. Mr. Reddy is a graduate of the University of California at Los Angeles and holds an MBA from the University of Southern California.

Mr. Reddy's extensive experience in the energy sector, financial expertise, as well as service on the board of other publicly traded companies make him a valuable asset to the Board.

2018

Julie E. Silcock (64)
Ms. Silcock joined Houlihan Lokey in 2009 where she co-heads the Southwest Investment Banking franchise. From 2000 until early 2009 Ms. Silcock was the Founder, Managing Director, and Head of Southwest Investment Banking for Citigroup Global Markets Inc.; and she was a Managing Director with Donaldson, Lufkin & Jenrette's Investment Banking Practice from 1997 to 2000. Prior to this she was a Senior Managing Director at Bear Stearns & Co. for eight years and began her career at Credit Suisse Group in New York in the Mergers and Acquisitions Group.  Ms. Silcock graduated cum laude with a B.A. from Princeton University and earned an MBA from the Stanford Graduate School of Business. She serves on the Board of the United States Ski and Snowboard Association and was formerly on the Board of Mesa Airlines, a publicly traded company, and on the Board of Greenhunter Energy, a publicly traded water reclamation company.

Ms. Silcock's extensive experience in equity and debt capital market transactions and in mergers and acquisitions, as well as her service on the boards of publicly traded companies, make her a valuable asset to the Board.
2018

Name (age)	Business Experience during the Past Five Years and Other Information	Director Since
Gary Eugene Taylor (66)
Mr. Taylor is a former member of the U.S. Congress, having served for 21 years until January 2011. Mr. Taylor served as a senior member of the House Armed Services Committee and most recently as Chairman of the Seapower Subcommittee, providing oversight of expenditures for Navy and Marine Corps programs. As Chairman, Mr. Taylor worked with senior Navy leadership to develop a 30-year shipbuilding plan. As a member of the Merchant Marine Committee, Mr. Taylor helped guide passage of the Oil Pollution Act of 1990, the U.S. law that regulates the shipment of petroleum products in U.S. waters. Mr. Taylor also served as a senior member of the House Transportation and Infrastructure Committee. He co-chaired the Shipbuilding Caucus, the Coast Guard Caucus, the National Guard and Reserve Caucus and the Expeditionary Warfare Caucus. After leaving Congress, Mr. Taylor worked on business development for E.N. Bisso in the ship assist business on the Mississippi River. From September 2011 until December 2013, Mr. Taylor served as a consultant for Navistar Defense on the Mine Resistant Ambush Protected vehicle program. Mr. Taylor served as a Commissioner on the Hancock County Port and Harbor Commission from 2012 to 2014, providing oversight for the Port Bienville Industrial Park and Stennis International Airport in Hancock County, Mississippi. He is a graduate of Tulane University.

Mr. Taylor's extensive expertise in shipping regulation makes him a valuable asset to the Board.
2014

Ty E. Wallach (48)
Mr. Wallach is a Managing Director and Chief Investment Officer of Atlas Merchant Capitol LLC since September 2019. Prior to that, he was a Partner at Paulson & Co. Inc. and a CoPortfolio Manager at Paulson's credit funds. Since joining Paulson in 2008, he led numerous investments in the debt and equity of distressed and leveraged companies. Prior to joining Paulson, Mr. Wallach was a partner and Managing Director at Oak Hill Advisors, serving most recently as Co-Head of European Investments. He currently serves on the board of directors of International Seaways, Inc. (a former wholly-owned division of the Company), as well as on the boards of two non-profit organizations, Focus for a Future Inc. and New Heights Youth, Inc. Mr. Wallach is a graduate of Princeton University.

Mr. Wallach's substantial financial and investment experience make him a valuable asset to the Board.

2015

The Board recommends a vote "FOR" the election of each of the nominees for director named in this Proxy Statement.

INFORMATION ABOUT THE BOARD AND CORPORATE GOVERNANCE

Corporate Governance Guidelines. The Board has adopted Corporate Governance Guidelines to support in the effective functioning of the Board and its committees, to promote the interests of all stockholders, and to ensure a common set of expectations as to how the Board, its various committees, individual directors and management should perform their functions. The Board believes that ethics and integrity cannot be legislated or mandated by directive or policy and that the ethics, character, integrity and values of the Company's directors and senior management remain the most important safeguards in quality corporate governance. The Corporate Governance Guidelines are posted on the Company's website, www.osg.com, and are available in print upon request. The website and the information contained on that site, or connected to that site, are not incorporated by reference in this Proxy Statement. Under the Corporate Governance Guidelines, each director is expected to attend all Board meetings and all meetings of committees of which the director is a member.

Board Leadership Structure. The Corporate Governance Guidelines provide that the Board selects the Chief Executive Officer ("CEO") of the Company and may select a Chairman of the Board (the "Chairman") in the manner it considers in the best interests of the Company. The Guidelines provide that the Chairman may be a non-management director or the CEO.

The Company currently separates the role of CEO and Chairman, who is currently an independent Director. The CEO and the Chairman are in frequent contact with one another and with senior management of the Company. They provide advice and recommendations to the full Board for its consideration. They each review in advance the schedule of Board and committee meetings and establish the agenda for each Board meeting in order to ensure that the interests and requirements of the stockholders, the directors and other stakeholders are appropriately addressed. The Board believes that the current leadership structure, including the individuals holding the leadership positions, is in the best interests of stockholders.

The Board, primarily through its Governance and Risk Committee, periodically reviews the Board's leadership structure to determine if it remains appropriate in light of the Company’s specific circumstances and needs, current corporate governance standards, market practices and other factors the Board considers relevant. The Board retains the right to combine the CEO and Chairman roles in the future if it determines that such a combination would be in the best interests of the Company and its stockholders.

Board Refreshment. The Governance and Risk Committee considers board refreshment in identifying and recommending to the Board qualified candidates for the Board. During the nomination process, the Governance and Risk Committee assesses whether the current directors continue to hold the qualities necessary to best serve the interest of the stockholders. Such an approach allows the Company to respond to changes to adapt as necessary in a modern market, and to be more flexible and adaptive to both immediate and long-term needs.
Independence. Under the Corporate Governance Guidelines, which incorporate the standards established by the NYSE, the Board must consist of a majority of independent directors. As determined by the Board, as of the date of this Proxy Statement, all of the nominees other than Mr. Norton have been determined to be independent for purposes of service on the Board. No relationships were identified that would bar any of them from being characterized as independent, other than the matter regarding Mr. Wallach referred to under "Director Compensation" below, which was determined by the Governance and Risk Committee and the Board not to impair Mr. Wallach's independence. The Board also reviews, every quarter, relationships that directors may have with the Company to determine whether there are any material relationships that would preclude a director from being independent.

Executive Sessions of the Board. To ensure free and open discussion and communication among the directors, the Corporate Governance Guidelines provide that directors meet in executive session without management present at each regular meeting of the Board, and that at least one executive session is for only those directors who are independent. A non-executive Chairman must chair these executive sessions. Any non-management director can request that an additional executive session limited to independent directors be scheduled.

Board Oversight of Risk Management. While responsibility for managing the Company's material risks lies with management, the Board provides oversight of risk management directly and through its committees. Each committee reports its activities and considerations to the full Board at every regularly scheduled quarterly meeting. The Board as a whole reviews the risks associated with the Company's strategic plan at an annual strategic planning session and periodically throughout the year as part of its consideration of the strategic direction of the Company.

At the committee level, the Audit Committee regularly reviews the financial statements and financial and other internal controls. Further, the Audit Committee schedules private sessions individually with certain members of management, with the internal auditors, and with representatives of the independent registered public accounting firm at the conclusion of scheduled meetings, where aspects of financial risk management are discussed as necessary.

The Governance and Risk Committee manages risk associated with Board independence, corporate governance and potential conflicts of interest as well as oversight over non-financial risk assessments associated with the Company's operations. As part of risk management, the Governance and Risk Committee reviews the Company's policies and protective measures against risks, such as cyber security and environmental matters.

The Human Resources and Compensation Committee (the "Compensation Committee") annually reviews executive compensation policies and practices, employee benefits, and associated risks. The Compensation Committee conducts annual assessments of any risks associated with OSG's compensation policies and practices and has concluded that such policies and practices do not, individually or in the aggregate, create risks reasonably likely to have a material adverse impact on the Company.

Both the Audit and Compensation Committees also rely on the advice and counsel of the Company's independent registered public accountants and independent compensation consultants, respectively, to raise awareness of any risk issues that may arise during their reviews of the Company's financial statements, audit work and executive compensation policies and practices, as applicable.

Managing risk is an ongoing process inherent in all decisions made by management. The Company has an enterprise risk management program that is designed to ensure that risks are taken knowingly and purposefully. Management is responsible for assessing such risks and related mitigation strategies for all material projects and initiatives of the Company submitted for consideration of the Board. The risk assessment process identifies the primary risks facing the Company and seeks to prioritize these risks as well as the actions necessary to mitigate and balance these risks.

Meetings of the Board. The Board held four meetings during 2019. Each director attended over 90% of the total number of meetings of the Board and Board committees of which the director was a member.

Annual Meetings of Stockholders. Directors are not required, but are strongly encouraged, to attend the annual meeting in person or telephonically. All directors except two attended our 2019 Annual Meeting.

Communications with Board Members. Interested parties, including stockholders, may communicate with any director, with the Chairman or with the non-management directors as a group by sending a letter to the attention of such director, or the non-management directors as a group, as the case may be, in care of the Company’s Corporate Secretary, 302 Knights Run Avenue, Suite 1200, Tampa, Florida 33602. The Corporate Secretary opens, reviews and forwards all such correspondence (other than advertisements and other solicitations) to directors and provides any communication addressed to the Board to the director(s) most closely associated with the nature of the request based on Committee membership and other factors.

Code of Business Conduct and Ethics; Other Compliance Policies. The Company has adopted a Code of Business Conduct and Ethics, which is an integral part of the Company's compliance program and embodies the commitment of the Company and its subsidiaries to conduct operations in accordance with the highest legal and ethical standards. This Code applies to all of the Company's officers, directors and employees. The Company also has an Insider Trading Policy that prohibits the Company’s directors and employees from purchasing or selling securities of the Company while in possession of material non-public information or otherwise using such information for their personal benefit. The Company has an Anti-Bribery and Corruption Policy that memorializes the Company's commitment to adhere faithfully to both the letter and spirit of all applicable anti-bribery legislation in the conduct of the Company's business activities worldwide. The Code of Business Conduct and Ethics, the Insider Trading Policy and the Anti-Bribery and Corruption Policy are posted on the Company's website, www.osg.com, and are available in print upon request. The website and the information contained on that site, or connected to that site, are not incorporated by reference in this Proxy Statement.

Prohibition Against Hedging and Pledging. The Company's Insider Trading Policy prohibits the Company's directors and employees from hedging their ownership of securities of the Company, including by investing in options, puts, calls, short sales, future contracts, or other derivative instruments relating to Company securities, regardless of whether such persons have material non-public information about the Company. The Company's Non-Employee Director Incentive Compensation Plan and Incentive Compensation Plan for Management prohibit incentive awards from being pledged.

Other Directorships and Significant Activities. The Company values the experience directors bring from other boards of directors on which they serve, but recognizes that board service presents significant demands on a director's time and availability and may present conflicts and legal issues. The Corporate Governance Guidelines provide that non-management directors refrain from serving on the boards of directors of more than four publicly-traded companies (other than the Company or a company in which the Company has a significant equity interest) absent special circumstances. A member of the Audit Committee may not serve on more than two other audit committees of publicly traded companies.

The Corporate Governance Guidelines require the CEO and other members of senior management, whether or not they are members of the Board, to receive the approval of the Governance and Risk Committee before accepting any outside board membership. The Corporate Governance Guidelines prohibit the CEO from serving on the board of directors of more than one publicly traded company (other than the Company or a company in which the Company has a significant equity interest).

If a director's principal occupation or business association changes substantially, that director is required by the Corporate Governance Guidelines to inform the Chairman of the Governance and Risk Committee of the change and offer to resign from the Board. In such case, such Committee must recommend to the Board the action, if any, to be taken with respect to the offer of resignation, taking into account the appropriateness of continued Board membership.

Committees

The Company has three standing committees of its Board: the Audit Committee, the Governance and Risk Committee, and the Compensation Committee. Each of these committees has a charter that is posted on the Company's website and is available in print upon request.

Audit Committee. The Audit Committee is required to have no fewer than three members, all of whom must be and are independent directors in accordance with the SEC and NYSE rules, as well as under the standards set forth in the Company’s Corporate Governance Guidelines. During 2019, the Committee consisted of Mr. John P. Reddy (Chair), Ms. Anja L. Manuel, and Ms. Julie E. Silcock. The Board affirmatively determined that each member of the Committee was independent, that Mr. Reddy and Ms. Silcock are financial experts, and that Ms. Manuel is financially literate, as defined by rules of the SEC and NYSE. The Audit Committee met eight times in 2019. The Committee meets frequently in executive session, without any members of management present, to confer with the independent registered public accounting firm and internal auditors.

The Committee oversees the Company's accounting, financial reporting process, internal controls, and audits and consults with management, internal auditors and the Company's independent registered public accounting firm on, among other things, matters related to the annual audit, the accounting principles applied to the financial statements, and the oversight of financial risk associated with the Company's operations.

The Committee retains the independent registered public accounting firm, subject to stockholder ratification (although the stockholder vote is not binding). The Committee may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of the Company and its stockholders. The Committee maintains direct responsibility for the compensation and oversight of the independent registered public accounting firm and evaluates its qualifications, performance and independence. The Committee has established policies and procedures for the pre-approval of all services provided by the independent registered public accounting firm. The Committee conducted a comprehensive, competitive process to determine our independent registered public accounting firm for our fiscal year ending December 31, 2020, concluding the process on April 6, 2020 by appointing Grant Thornton LLP as the independent registered public accounting firm for 2020.

Corporate Governance and Risk Assessment Committee. The Governance and Risk Committee is required to have no fewer than three members, all of whom must be and are independent directors under the standards set forth in the Corporate Governance Guidelines. During 2019, the Committee consisted of Ms. Anja L. Manuel (Chair), and Messrs. John P. Reddy and Gary E. Taylor. The Board affirmatively determined that each member of the Committee was independent. The Committee met four times in 2019.

The Governance and Risk Committee provides oversight over the non-financial risks associated with the Company's operations, including its vessels' adherence to environmental and regulatory requirements.

The Governance and Risk Committee evaluates prospective nominees who are identified or referred by other Board members, management, stockholders or external sources and all self-nominated candidates, and recommends to the Board those individuals who the Committee believes are best qualified to serve on the Board. The Committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search consultants. This Committee also develops and recommends to the Board the Corporate Governance Guidelines and leads the annual review of the Board's performance.

Human Resources and Compensation Committee. The Compensation Committee is required to have no fewer than three members, all of whom must be and are independent directors under the standards set forth in the Company’s Corporate Governance Guidelines. During 2019, the Committee consisted of Ms. Julie E. Silcock (Chair) , and Messrs. Gary E. Taylor and Ty Wallach. The Board affirmatively determined that each member of the Committee was independent under applicable rules of the NYSE, SEC and Internal Revenue Code. The Committee met six times in 2019.

The Compensation Committee establishes, oversees, and carries out the Company’s compensation philosophy and strategy, and assesses compensation-related risks. It implements the Board's responsibilities relating to compensation of the Company’s executive officers and seeks to ensure that they are compensated in a manner consistent with the philosophy and competitive with its peers. This Committee monitors and oversees the preparation of the "How We Compensate Our Executives" section for inclusion in the annual proxy.

Related Party Transactions

Related party transactions may present potential or actual conflicts of interest or create the appearance that decisions are based on considerations other than the best interests of the Company and its stockholders. Our Code of Business Conduct and Ethics requires all directors, officers and employees who may have a potential or apparent conflict of interest to disclose fully all the relevant facts to OSG's legal department any time they arise. Every quarter, our Corporate Secretary inspects whether any related party transactions have occurred and reports the findings to the Audit Committee. In addition to this reporting requirement, in order to affirmatively seek to identify related party transactions, each year we require our directors and executive officers to complete questionnaires identifying any transactions with the Company in which the director or officer has an interest. Any proposed transaction or relationship that could be viewed as a potential conflict is carefully reviewed, with those determined to be related party transactions reported to the Board for consideration. If the related party is a director, that director will not participate in the discussion. In deciding whether to approve the proposed related party transaction, the Board will determine whether the transaction is on terms that could be obtained in an arm's length transaction with an unrelated third party and if the transaction is in the best interest of the stockholders and the Company. If the related party transaction is not on such terms, it will not be approved. There were no related party transactions in 2019.

DIRECTOR COMPENSATION

Market data is reviewed to determine the amount and structure for director compensation. The Company's non-employee directors receive annual cash retainers each year, with additional cash retainers for service as a committee member or chair or for services as Board Chair. In addition, each non-employee director receives an annual award of restricted stock units, or RSUs, under the Director Plan described below. The Non-Employee Director Incentive Compensation Plan (the "Director Plan"), permits the grant of various types of equity-based awards to directors. Directors receive an annual grant of time-based RSUs on the date of each annual meeting, with the number of RSUs being equal to the value shown in the table below divided by our closing stock price on the date of grant. No additional fees are paid for attendance at any Board or committee meetings.

For 2019, the following sets forth the annual cash retainers and RSU values for the Company's non-employee directors:

Board Position	Annual cash retainer	Annual RSU awards
Board membership (non-management directors only)	$65,000	$85,000
Board Chair	$115,000	$127,000
Audit Committee Chair	$18,000	n/a
Audit Committee member	$9,000	n/a
Compensation Committee Chair	$14,000	n/a
Compensation Committee member	$8,000	n/a
Governance and Risk Committee Chair	$11,000	n/a
Governance and Risk Committee member	$7,000	n/a

The following table shows the total compensation paid to the Company's non-employee directors during 2019:

Name	Retainers earned or Paid in Cash ($)(1)	Stock Awards ($) FMV(2)	Total ($)
Joseph I. Kronsberg(3)	65,000	85,000	150,000
Anja Manuel	85,000	85,000	170,000
John P. Reddy	90,000	85,000	175,000
Julie E. Silcock	88,000	85,000	173,000
Gary Eugene Taylor	80,000	85,000	165,000
Ty E. Wallach	73,000	85,000	158,000
Douglas D. Wheat	115,000	127,000	242,000

(1)	Consists of annual retainers for Board and/or Committee service.

(2)
The grants, made on May 30, 2019, were of time-based RSUs, and are scheduled to vest on May 30, 2020, subject to the continued service of each grantee. Mr. Wheat's received a grant of 71,348 time-based RSUs. Each other non-employee director received a grant of 47,753 time-based RSUs.

(3)	In accordance with Mr. Kronsberg's instruction, all compensation for his service as a director was paid to his employer, Cyrus Capital Partners, in 2019.

In 2018, Mr. Wallach entered into an agreement with Paulson in connection with the termination of his employment with Paulson. The agreement provides, among other things, that Mr. Wallach will receive a payment from Paulson equal to (a) a percentage of Paulson’s gross profit on its disposition of shares of the Company during the period from June 30, 2018 to December 31, 2020 plus (b) as to any shares Paulson retains at November 30, 2020, a percentage of the excess over $2.74 of the price per share of the Company’s Common Stock, multiplied by the number of shares held by Paulson.  The payment is subject to reduction in the event Mr. Wallach does not remain on the Board.

The Company encourages stock ownership by directors in order to align their interests with those of the Company's stockholders. To further stock ownership by directors, the Board believes that regular grants of equity compensation should be a significant component of director compensation.

The Board has in place stock ownership guidelines for non-employee directors. Under the stock ownership guidelines, each non-employee director is expected within five years of becoming a director to own shares of the Company's Class A Common Stock with a market value equal to at least three times the annual cash retainer for Board service.

HOW WE COMPENSATE OUR EXECUTIVES

This section provides information regarding the compensation program for 2019 for individuals who served as executive officers and who are listed in the Summary Compensation Table (collectively, the "Named Executive Officers" or "NEOs"). Our NEOs for 2019 were:

Name	Position
Mr. Samuel H. Norton	President, Chief Executive Officer and Director
Mr. Richard L. Trueblood	Vice President and Chief Financial Officer
Mr. Patrick J. O'Halloran	Vice President and Chief Operations Officer
Mr. Damon M. Mote	Vice President and Chief Administrative Officer

As noted elsewhere in this Proxy Statement, OSG qualifies as a "Smaller Reporting Company," or "SRC," under SEC rules. As a Smaller Reporting Company, we are permitted to provide reduced disclosures in this Proxy Statement, including those relating to executive compensation. Among other things, we are no longer required to have a Compensation Discussion and Analysis. Nevertheless, we are providing the following information to be transparent to our stockholders on how we compensate our executives. This section describes our compensation philosophy, the objectives of our executive compensation program and policies, the elements of the compensation program and how each element fits into our overall compensation philosophy and strategy.

Executing on Strategy: Our 2019 Performance

During the course of 2019, we continued to execute on our long-term business strategies, which has resulted in greater certainty and increased visibility in our financial and operational performance for 2020. We improved our fleet's earning power, reduced our spot market exposure by securing profitable time charters for the majority of our fleet throughout 2019, and we refinanced our debt. The prevailing charter rates we have recently obtained for our conventional tankers are significantly higher than our previous averages, a signal that bodes well for a business characterized by high operating leverage. We have maintained our foundation of strong, stable contracts in the niche businesses in which we operate. Growth was achieved through the acquisition of the Alaska Tanker Company and the three tankers that it operates, and with the delivery of two new tankers and two new barges currently under construction that are set for delivery in 2020. At the same time, we have been phasing out our aging vessels. We succeeded in reducing costs and improving efficiencies across our organization without compromising our commitment to safety and quality of operational performance. Safety and quality remain the key focuses of our operations. Our corporate culture is geared towards continuously seeking to achieve the highest standards in protecting the environment and ensuring the health and safety of all of our employees. In light of the COVID-19 pandemic, we have taken proactive measures to protect the safety and health of our crew members and shoreside employees while continuing to provide the critical services for which we are employed.

Our compensation program is closely tied to achieving these strategic and operational goals. The Compensation Committee set specific performance-based measures and goals to incentivize our executives to focus on actions that will support this long-term business strategy. These are described in detail throughout this section.

Say on Pay Results - Consideration of Stockholder Feedback

At our 2019 annual meeting of stockholders, 93.68% of the stockholders who voted on the say-on-pay proposal were in favor of our executive compensation program. We believe that this level of support reflected, in part, our entry into a new employment agreement with Mr. Norton, our CEO in 2018 (the "2018 CEO Employment Agreement"), which was designed to more closely align Mr. Norton's interests with those of our stockholders and his compensation with sustained improvements in our long–term performance. Key features of the 2018 CEO Employment Agreement are that it:

•
Eliminates our CEO’s 2019 annual bonus. As a result of the changes made, Mr. Norton was not eligible to receive an annual cash incentive in 2019. Mr. Norton continued to be eligible to earn a payout under the Special Bonus Pool (discussed in detail below in "Special Bonus Pool") at the conclusion of the 2019 performance year. Earning this payout was contingent upon sustaining the savings in shore-based general, and administrative expenses ("SG&A") realized during the two-year performance period of January 1, 2017 to December 31, 2018.

•
Better aligns our CEO’s annual incentive compensation structure with industry practice. Beginning in 2020, Mr. Norton’s annual incentive opportunity will change by (1) eliminating a dollar-denominated annual incentive which was payable in fully vested equity, and (2) replacing it with a targeted annual incentive opportunity that will be paid in cash to the extent earned. This target annual incentive opportunity will be 100% of his annual base salary, which represents a significant reduction from his prior target annual incentive opportunity of approximately 316% of base salary. In addition, this incentive will be tied to objective financial performance criteria that are provided for in our Incentive Compensation Plan for Management. Generally, the Compensation Committee intends that Mr. Norton’s annual incentive opportunity be achieved through measures critical to the Company's growth as well as to both its short- and long-term success. For 2020, the Committee is using free cash flow as a performance measure.

•
Strengthens the alignment of our CEO’s interests with the long-term interests of our stockholders. The 2018 CEO Employment Agreement significantly shifts Mr. Norton's compensation to a long-term focus, such that even if Mr. Norton achieves 100% of his short-term incentive cash bonus, his compensation will still be heavily weighted toward long-term incentives, with such weighting continuing to increase toward long-term incentives over time. Mr. Norton's long-term equity incentive opportunities are subject to performance-based vesting to promote sustained improvement in stockholder value, as well as time-based vesting to promote executive retention, and are consistent with the long-term incentive grants of our other NEOs.

•
Eliminates “single-trigger” change in control severance payments. The 2018 CEO Employment Agreement eliminates “single trigger” severance payments following a change in control. Our CEO will receive change in control severance payments only if (1) there is a change in control followed by (2) his employment being terminated (a “double trigger”).

Revisions made to 2019 Compensation Program

As a result of our 2018 say on pay vote, in 2019 we proactively engaged with our stockholders to solicit feedback as to how we might improve our executive compensation program and implemented several changes to address the feedback we received. Our Compensation Committee made several significant changes to our executive compensation program for 2019, including the suspension of our traditional annual incentive and relying instead on the second half of the Special Bonus Pool for the 2019 performance year. The Committee believed that the cash awards based solely on the Special Bonus Pool were significant enough in size and substantially at risk of forfeiture given the continued cost control condition built into the 2019 performance year, and that they sufficiently aligned our executives with short-term goals of operational efficiency and expense management without the need for additional annual incentive awards.

In addition, Mr. Norton began participating in the same equity incentive program as the rest of the NEOs in 2019, which consists of long-term equity grants using a mix of time-based restricted stock units ("RSUs") (50%) and performance-based RSUs (50%). The Compensation Committee determined that this equity award mix was appropriate for 2019, which was designed to deliver competitive long-term incentives to our key executives and to maintain the alignment of our executives’ interests with those of our stockholders. The 2019 time-based RSUs will vest in equal installments on each of the first three anniversaries of the grant date. The 2019 performance-based RSU awards will vest in full on December 31, 2021, subject to the achievement of performance goals based on the Company's three-year total shareholder return ("TSR") relative to the three-year TSR of the Oil & Gas Storage & Transportation and Marine GICS Sub-Industries, and the Company's cumulative return on invested capital ("ROIC") relative to the Company's budgeted ROIC for the performance period.

We believe it is important to note that these changes to the design of our compensation program, coupled with the discontinuation of the Special Bonus Pool following the final payout (which has been earned, see below for details), are expected to better align with competitive practice.

The following table summarizes the compensation levels approved by the Committee for 2019.

Officer	2019 base salary	Cash Incentives	2019 long-term incentives
Norton	$425,000	Second half of the Special Bonus Pool	150% of base
Trueblood	$288,000	Second half of the Special Bonus Pool	75% of base
O'Halloran	$253,000	Second half of the Special Bonus Pool	75% of base
Mote	$253,000	Second half of the Special Bonus Pool	75% of base

OUR COMPENSATION PRINCIPLES, COMPONENTS AND PRACTICES

Our Executive Compensation Philosophy and Practices

We believe that a well-designed compensation program is a powerful tool to attract, motivate, retain and reward top executive and managerial talent and that it should also align the interests of our executives with those of our stockholders. We have structured our compensation program to drive and support these objectives:

Overall Objectives	–	Attract, motivate, retain and reward highly talented executives and managers, whose leadership and expertise are critical to our overall growth and success.
	–	Align the interests of our executives with those of our stockholders.
	–	Support the long-term retention of the Company’s executives to maximize continuity of management and overall effectiveness.
–
Compensate each executive within the range of competitive practice (1) within the marketplace for talent in which we operate; (2) based upon the scope and impact of his or her position as it relates to achieving our corporate goals and objectives; and (3) based on the potential of each executive to assume increasing responsibility within the Company.

	–	Discourage excessive or imprudent risk-taking.
	–	Structure the total compensation program to reward the achievement of both the short-term and long-term strategic objectives necessary for sustained optimal business performance.

Pay Mix Objectives	–
Provide a mix of both fixed and variable (“at-risk”) compensation, each of which has a different time horizon and payout form (cash and equity), to reward the achievement of annual and sustained, long-term performance.

–
–
Use our incentive compensation program and plans to align the interests of our executives with those of our stockholders by linking incentive compensation rewards to the achievement of performance goals that maximize stockholder value by:

* ensuring that our compensation program is consistent with, and supportive of, our short- and long-term strategic, operating and financial objectives.

 * placing a significant portion of our executives’ compensation at risk, with payouts dependent on the achievement of both corporate and individual performance goals, which are set by the Compensation Committee.

* encouraging balanced decision-making by employing a variety of performance measures to avoid over-emphasis on the short-term or any one metric.

Executive Compensation Practices: What We Do and What We Do Not Do

The following table summarizes some of the key features of our executive compensation program.

	What We Do		What We Don't Do
✓	Utilize compensation benchmarking - We review publicly available information to evaluate how our NEOs' compensation opportunities compare to those at comparable companies and positions.	✗	No hedging - Board members, executive officers and employees are prohibited from engaging in hedging transactions per our insider trading policy
		✗	No perquisites - We do not provide executive perquisites.
✓
Pay for performance - A significant portion of compensation is at risk, including compensation that is stock based and/or performance based, tied to pre-established performance goals aligned with our short-term and long-term objectives.
		✗	No automatic or guaranteed pay - Salary increases and incentive payments are not guaranteed.
		✗	No tax gross ups - We do not provide for any tax reimbursements or tax gross-ups.
✓	Compensation recoupment policies - We maintain a strict compensation recoupment (clawback) policy, discussed below.	✗	No special retirement programs - We do not offer a supplemental executive retirement plan.
✓	Stock ownership guidelines - Our Board has established robust stock ownership guidelines, discussed below.	✗	No stock option re-pricing - We do not allow discounted stock options, reload stock options or stock option re-pricing without stockholder approval.
✓
Independent compensation consultant - The Compensation Committee engages an independent compensation consulting firm (which provides no other services to the Company) to review and provide recommendations on our executive compensation program.
✗
No dividends on unvested equity- Dividend equivalents are accrued but not paid on all unvested equity grants. For Performance-based RSUs ("PRSUs"), no dividends are paid until the performance conditions are satisfied and the PRSUs vest after the performance measurement period.

Compensation Risk Mitigation

The Compensation Committee annually assesses risks that may be present in our compensation program and has concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. Because the Compensation Committee believes that a significant portion of our NEOs’ total compensation should be variable and “at risk”, the Committee uses a mix of performance measures and goals in our incentive compensation program that seeks to balance our short- and long-term goals and to discourage excessive or inappropriate risk-taking by eliminating any inducement to over-emphasize one goal to the detriment of others.  To further mitigate excessive risk taking, we have adopted the following:

Stock Ownership Guidelines	Our Corporate Governance Guidelines include stock ownership guidelines for our directors and executives. The minimum levels of ownership for each position are as follows:

	Position	Salary / Annual Retainer
	Non-Employee Directors	3x (Annual Retainer)
	President / Chief Executive Officer	5x
	Chief Financial Officer	3x
	Section 16 officers (other than CEO and CFO)	1.5x

Directors and NEOs have five years from the implementation of the guidelines or when they first become eligible to participate in the Company’s equity plans to come into compliance. Fifty percent of the after-tax shares must be retained until the ownership guidelines have been met. With the first measurement date occurring in August 2023, all those who are subject to these guidelines are making appropriate progress toward achieving the applicable guideline.

For purposes of these stock ownership guidelines, ownership comprises all shares of Class A Common Stock held by the director or officer, their spouse, and minor children, including:
- Shares deemed to be beneficially owned under federal securities laws;
- Any time-based restricted stock or RSUs awarded (whether or not vested);
- Any vested, in-the-money stock options; and
- Any stock held for the employee's benefit in any pension or 401(k) plans.

Stock Holding Requirements	Mr. Norton must hold all stock that was granted with immediate vesting for three years, as provided for in the 2018 CEO Employment Agreement.

Recoupment "Clawback" Policy
Our Incentive Compensation Recoupment Policy provides that in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under federal securities laws, then the Company shall recoup the amount of erroneously awarded incentive compensation paid to any executive officer during the three completed fiscal years immediately preceding the date that the Company is required to prepare the accounting restatement, based on the Board's good faith determination that such amounts would not have been payable and determination of the practicability and cost effectiveness of pursuing the recoupment.

No Hedging
Our Insider Trading Policy prohibits hedging, including investing in options, puts, calls, short sales, futures contracts, or other derivative instruments relating to Company securities, regardless of whether such persons have material nonpublic information about the Company.

No Pledging	Our stock incentive plans prohibit pledging by our non-employee directors and all employees who receive stock grants.

Equity Plan Features
Our stock incentive plans do not permit repricing or cash buyouts of underwater options or stock appreciation rights without stockholder approval. The Compensation Committee believes these plans are structured so as to avoid problematic pay practices and do not contain features that could be detrimental to stockholder interests.

Roles in Setting Executive Compensation

Role of the Compensation Committee

The primary role of our Compensation Committee, which consists entirely of independent directors, is to establish our compensation philosophy and strategy and to ensure that all of our executives have compensation opportunities consistent with the articulated philosophy and strategy. The Committee takes many factors into account when making compensation decisions with respect to our NEOs, including the individual’s performance and experience; the ability of the individual to affect our long-term growth and success; our overall performance; internal equity among the NEOs; and external, publicly available market data on competitive compensation practices and levels. The Committee typically will establish the annual compensation program during the first quarter of each fiscal year, setting specific annual and long-term Company goals and designing the compensation program for that year to support and reward the achievement of those goals. In setting the compensation for our NEOs, other than the CEO, the Committee considers, among other things, the recommendations of our CEO. The Committee is, however, solely responsible for making the final decision on the compensation of our NEOs.

The Compensation Committee meets in executive session at least on a quarterly basis but as often as necessary or indicated by events for discussion or decisions regarding executive compensation.

Role of Compensation Consultant

The Compensation Committee engaged Lyons Benenson & Company Inc. (“LB&Co”) in 2019 as its independent compensation consultant to assist and advise the Committee on all aspects of the Company’s executive and director compensation programs and related corporate governance matters. LB&Co does not provide other services to the Company or its NEOs. LB&Co was retained directly by the Committee, which, in its discretion, has the sole authority to select, approve, retain, terminate and oversee its relationship with its consultant. In selecting its compensation consultant, the Committee considered the independence of LB&Co in accordance with the standards of the NYSE, applicable rules and regulations of the SEC and other laws relating to the independence of advisors and consultants. The Committee determined that the work of LB&Co did not raise any conflict of interest in 2019.

LB&Co. attended by teleconference in all meetings of the Compensation Committee in 2019.

Role of the CEO in Setting Compensation

Decisions relating to the CEO’s performance and compensation are made by the Compensation Committee in executive session. In making determinations regarding compensation for the other NEOs, the Committee generally considers the recommendations of the CEO, and the advice received from LB&Co In making his recommendations, the CEO evaluates the performance of each executive, considers each executive’s compensation in relation to our other officers and executives and assesses retention risks. The Committee then reviews, modifies (as appropriate) or approves these recommendations and either reports the results to the Board or recommends actions for the Board to approve.

2019 Named Executive Officer Compensation

The Compensation Committee reviews each element of compensation annually to ensure alignment with our compensation philosophy and objectives, as well as to assess our executive compensation program and levels relative to the competitive landscape. Our executive compensation program consists of the following:

	Elements	What It Is	Objective/ Purpose

	Base Salary	Fixed amount of compensation for service during the year and time in position	Rewards scope of responsibility, experience and individual performance.
Fixed
	Annual Incentive Compensation	At-risk compensation dependent on Company and individual goal achievement	Promotes strong business results by rewarding value drivers, without creating an incentive to take excessive risk.
Serves as key compensation vehicle for rewarding results and differentiating individual performance each year.
At-Risk	Long-Term Incentive Compensation (Equity)	Equity grants are equally split between time-based and performance based RSUs	Relative performance metric creates incentive to outperform peers, with absolute metric rewarding performance versus plan.
		50% of PRSUs are payable in shares of Class A Common Stock upon vesting based on 3-year relative TSR ranking	Three-year performance period supports retention and aligns pay with performance over an extended period of time.
		50% of PRSUs are payable in shares of Class A Common Stock upon vesting based on 3-year ROIC achievement	Provides executives with a significant stake in the long-term financial success of the Company, aligned with stockholder interests.
		Time-based RSUs	Promotes longer-term retention.

Benefits	Retirement, Health and Welfare	401k plan with Company match	Provides market competitive benefits to attract and retain top talent.
Competitive welfare benefits

Severance	Severance Arrangements - Termination Due to Change in Control (Double-Trigger)	Severance and related benefits paid upon termination without cause or resignation for good reason following a change in control
Preserves objectivity when considering transactions in the best interest of stockholders.

Equity provisions keep each executive whole in situations where shares may no longer exist, or awards cannot otherwise be replaced.

		Accelerated equity vesting upon termination post-change in control	Retains executives through a change in control.
Allows the Company to obtain releases of employment-related claims.
Assists in attracting top talent.

	Severance Arrangements - Termination without cause or for Good Reason	Severance and related benefits paid upon termination without cause or resignation for good reason	The entirety of the severance benefits (cash and equity) assure executives of compensation in the event of the loss of employment. Assists the Company in retaining top talent.

Base Salary

We strive to pay base salaries that are market-competitive for a company of our size to attract and retain talented executives and to provide a secure fixed level of compensation. The Compensation Committee annually reviews the base salaries of our executive officers and compares them to the salaries of senior management among the peer group as well as other regional market data, bearing in mind that total estimated direct compensation opportunity is the principal comparative measure of the competitiveness of our program. Based on its own experience and such comparison, the Committee determines whether the salaries of the NEOs are at levels sufficient to attract, motivate and retain, in concert with other elements of compensation, the executives who are essential to leading the Company and driving stockholder value.

Special Bonus Pool

In early 2017, the Compensation Committee approved a Special Bonus Pool aimed at rewarding key employees for achieving material reductions in SG&A achieved during the period from November 30, 2016 to December 31, 2018, which had to be sustained throughout 2019. Payout under this program was to be made, if the performance criteria were achieved, 50% at the conclusion of the 2018 performance year and 50% at the conclusion of the 2019 performance year. The goals were achieved for the 2018 performance year and a 50% payout was made to the participants as reported in last year's Proxy Statement. In order to receive a payout of the second half of the Special Bonus Pool, SG&A reductions had to be maintained and not increase by more than 10% in 2019. These goals were achieved; therefore, the second half of the Special Bonus Pool was paid following the conclusion of the 2019 performance year. All of the NEOs are participants in this program, with the allocation of the Special Bonus Pool as follows:

Participant	% Participation
Norton	35%
Trueblood	15%
O'Halloran	12.5%
Mote	12.5%
Remainder deposited in the Annual Bonus Pool to be distributed to the other executive officer or to other employees	25%
Total	100%

At its meetings in February 2019 and February 2020, the Compensation Committee certified the level of achievement and distribution of the Special Bonus Pool as follows:
•50% for the fiscal year ended December 31, 2018; and
•50% for the fiscal year ending December 31, 2019.

The value of the 2019 and the 2020 payments are set forth in the table below.

Participant	% Participation	First Half for period ended 12/31/18	Second Half for period ended 12/31/19	Total
Norton	35%	$921,225	$921,225	$1,842,450
Trueblood	15%	$394,811	$394,811	$789,622
O'Halloran	12.5%	$329,009	$329,009	$658,018
Mote	12.5%	$329,009	$329,009	$658,018
Remainder deposited in the Annual Bonus Pool to be distributed to the other executive officer or to other employees	25%	$658,018	$658,018	$1,316,036
Total	100%	$2,632,072	$2,632,072	$5,264,144

The Special Bonus Pool payments represented approximately 22% of the aggregate net savings in SG&A achieved during the two year performance period of fiscal 2017 and 2018 and maintained in 2019, without considering the future impact of the continuing reduction in the Company’s cost structure. The aggregate net savings included the following actual SG&A reductions in actual expenses during the performance period:

• 55% reduction in accounting fees
• 54% in liability insurance cost
• 32% reduction in consulting fees
•100% reduction in advertising cost
• 72% reduction in travel & entertainment expenses
• 47% reduction in printing reports /office supplies
• 68% reduction in hiring and relocation cost
• 19% reduction in compensation & benefits
• 25% reduction in directors' fees

Other factors taken into account in the calculation of the value of the Special Bonus Pool were the number of available vessel operating days and the treatment of actuarial fluctuations for the pension.  To encourage permanent cost reductions, the Committee structured the second payment under the Special Bonus Pool to be conditioned upon sustaining these cost savings until the end of the second performance period on December 31, 2019.

The Special Bonus Pool has now been concluded and the Company has no plans to replace the program.

Long-Term Incentives

Our equity-based compensation program is intended to align the interests of our executives with those of our stockholders, and to focus our executives on the achievement of long-term performance objectives that will support the success of our business strategy, thereby establishing a direct relationship between executive compensation, long-term operating performance, and sustained increases in stockholder value.

During 2019, the Compensation Committee approved long-term, equity-based incentives for our NEOs. Fifty percent of each NEO's equity award was granted in the form of time-based RSUs, which vest in three equal annual installments beginning on the first anniversary of the grant date. The remaining 50% was granted in the form of PRSUs, equally divided between two performance measures: (i) TSR relative to the Oil & Gas Storage & Transportation and Marine GICS Sub-Industries (the "Index") and (ii) cumulative ROIC relative to our budget.

Each type of grant and the grant date values are shown in the table below. The grant date value was set at 75% of the NEO's base salary for all except Mr. Norton, whose grant date value was set at 150% of his base salary. Please refer to the Summary Compensation Table and the Outstanding Equity Awards at Fiscal Year-End Table for additional details regarding these grants:

NEO	Total Grant Date Value	Time-Based RSUs (1)(2)	Performance-Based RSUs (1) (3)
Norton	$637,500	$318,750	$318,750
Trueblood	$216,000	$108,000	$108,000
O'Halloran	$189,750	$94,875	$94,875
Mote	$189,750	$94,875	$94,875

(1)	Represents the grant date value of the awards made on March 22, 2019.

(2)	Represents RSUs, one-third of which vested on March 22, 2020, and one-third of which will vest on each of March 22, 2021 and 2022.

(3)
The performance metrics governing these performance-based RSU grants are relative TSR and absolute ROIC. Achievement relative to these goals will be measured at the conclusion of the three-year performance period (2019 - 2021) to determine the extent to which the performance-based RSUs will vest. The performance measures are further described below.

Performance-Based RSU Awards

The 2019 PRSU awards vest on December 31, 2021, subject to the achievement of the respective performance metrics. One half of the grant is subject to a performance goal based on the Company's three-year TSR relative to the three-year TSR of the Index; the other half of the grant is subject to a performance goal based on the Company's cumulative ROIC relative to the Company's budgeted ROIC for the performance period. The vesting of these awards is subject to the Compensation Committee’s certification of the achievement of the articulated goals following the conclusion of the performance period.

Vesting of the TSR awards will be in accordance with the following schedule, using linear interpolation between the 40th and 50th percentiles and between the 50th and 75th percentiles:
Total Shareholder Return (TSR)

Company TSR relative to the TSR of the companies in the Index	Percentage of target RSUs that vest and become nonforfeitable
Below 40th Percentile	—%
40th Percentile	50%
50th Percentile	100%
75th Percentile or above	150%

In the event that the Company's three‐year TSR is greater than the median of the Index but still negative, a maximum of 100% of the target number of PRSUs governed by TSR may be earned. That is, there would be no upside for greater than target achievement if the Company's three‐year TSR is negative. Should the Company reach the threshold level of performance for the performance period, 50% of the target number of TSR PRSUs would be earned.

Achievement of the ROIC awards will be in accordance with the following schedule, using linear interpolation between 80% and 100% attainment and between 100% and 120% attainment of the performance goal:
Return on Invested Capital (ROIC)

Performance attainment (as a % of performance goal)	Percentage of target PRSUs that vest and become non-forfeitable
Below 80%	—%
80%	50%
100%	100%
120% or above	150%

CEO Employment Agreements

The 2018 CEO Employment Agreement became effective on December 15, 2018 and will continue until the earliest of Mr. Norton’s death, disability, termination (whether or not for cause), or voluntary resignation (whether or not for good reason). The 2018 CEO Employment Agreement requires that Mr. Norton be nominated annually for election to the Company’s Board of Directors and provides for annual cash and long-term equity incentive compensation opportunities and other benefits, as summarized in the following chart:

Calendar Year	2020 (And Beyond)	2019
Base Salary	No less than $425,000	$425,000, effective 1/1/2019
Annual Incentive Opportunity	Eligible for a target bonus equal to 100% of salary payable in cash based on achieving pre-determined performance criteria, with threshold and maximum determined annually.	Eligible for payment of his portion of the second half of the Special Bonus Pool if performance metrics are obtained.
Target cash bonus under the Company's annual incentive opportunity will be 0% in 2019.
Long-Term Incentive Opportunity	Grant date value equal to 250% of base salary at target ($1,062,500).	Grant date value equal to 150% of base salary at target ($637,500).
	The number of shares to be granted to be determined using a 20-trading day volume weighted average price.	The number of shares to be granted to be determined using a 20-trading day volume weighted average price.
	Vesting criteria applicable to all NEO equity awards to be set by the Committee at the time of grant.	PRSU awards cliff vest at the end of a 3-year period based on metric achievement. RSU awards vest ratably over a 3-year period.
Restrictive Covenants
Customary restrictive covenants, including, but not limited to, non-competition, non-solicitation, non-disclosure, non-disparagement. Non-compete/non-solicitation period of 12 months from date of departure; provided, however, that in the event of a sale of all or substantially all of the assets or equity, the non-compete no longer applies.

The 2018 CEO Employment Agreement carried forward certain terms of the 2016 CEO Employment Agreement. Mr. Norton will retain, continue to vest in, and continue to hold equity awards granted to him prior to the date of the 2018 CEO Employment Agreement. Mr. Norton has agreed to hold all shares of OSG’s Class A Common Stock received that immediately vested until the earliest to occur of (x) a Change in Control (as defined in the Management Incentive Compensation Plan); (y) the Date of Separation from Service (as defined in the 2018 CEO Employment Agreement), solely in the event of a termination of his employment by OSG without Cause or by him for Good Reason (as such terms are defined in the 2018 CEO Employment Agreement); and (z) the third anniversary of the acquisition of any such shares.

The 2018 CEO Employment Agreement provides for different severance benefits under various scenarios. The following table depicts these scenarios:

Benefit	Upon Separation of Service/Treatment of Leaving
Effective 12/15/2018
Termination Without Cause/ Resignation With Good Reason	“Accrued Benefits” include:
Earned but unpaid base salary
Earned, but unpaid annual incentives, if any
Accrued but unused vacation days, if any
Expense reimbursement
Salary Continuation
Twelve (12) months base salary continuation at the salary rate in effect as of the date of termination
Annual Incentive
Annual incentive, not pro-rated, for the year of termination, to the extent that the applicable performance goals are achieved and annual incentives are paid
Pro Rata Special Bonus Pool (To sunset following the 2019 Performance Year)
Pro-rated to reflect the number of days worked during the performance period as of the date of separation
Treatment Of Outstanding (Unvested) Equity Compensation
Time-based equity to accelerate and vest in full
A pro rata portion of the performance-based equity to remain in force and vest at the conclusion of the performance period, to the extent the performance goals are achieved and the performance-based equity vests

Termination For Cause/Voluntary Resignation (Without Good Reason)	Accrued Benefits (same as stated above)
All vested/settled equity is retained
Vested options remain exercisable until the earlier of (i) one year from the date of termination or (ii) the expiration of the option
All unvested equity (both time- and performance-based) to be forfeited and canceled
Restructuring grant is subject to clawback

Termination Due To Death Or Permanent Disability	Accrued Benefits (same as stated above)
All vested/settled equity is retained
Vested options remain exercisable until the earlier of (i) one year from the date of termination or (ii) the expiration of the option
All unvested time-based equity accelerates and vests
All unvested performance-based equity to be forfeited and canceled
Termination Without Cause/Resignation With Good Reason Within Twenty-Four (24) Months Following A Change In Control (Double Trigger)	Double-Trigger Change In Control (requires both CIC and Termination for payout)
Accrued Benefits (same as stated above)
Salary Continuation
Twelve months base salary continuation at the salary rate in effect as of the date of termination
Annual Incentive
Annual incentive, paid at target, for the year of termination
Treatment of Outstanding (Unvested) Equity Compensation
Time-based equity to accelerate and vest in full
Performance-based equity subject to accelerated vesting based on deemed attainment of the maximum performance level, pro-rated for the number of days in the performance period that have lapsed as of the Date of Separation from Service

Employment Agreements with NEOs other than the CEO

The Company has entered into employment agreements with Messrs. Trueblood, O'Halloran, and Mote, all of which contain similar terms. The employment agreements provide for annual base salaries and a target bonus of at least 15% of each executive's annual base salary, and participation in the second half of the Special Bonus Pool. Each executive may receive equity awards from time to time in the discretion of the Compensation Committee, which awards will have a total target value of at least 50% of such executive's base salary.
The employment agreements provide for severance benefits in the event of termination without cause or resignation for good reason as follows: (i) accrued but unpaid amounts through the date of separation of service; (ii) 12 months' continuation of annual base salary; (iii) the executive's annual bonus for the year of separation pro-rated based on performance factor achievement and the number of days in the fiscal year in which he was employed; and (iv) accelerated vesting of any unvested time-based equity awards.
If, during the two-year period following a change in control of the Company, an executive’s employment is terminated without cause or the executive resigns for good reason, the employment agreements provide for severance benefits as follows: (i) the executive's target annual bonus for the year of separation; and (ii) accelerated vesting of any unvested equity awards (time-based and performance-based), satisfied at the designated maximum level and such awards shall vest pro rata based solely upon the provision of services over the performance period.
Each executive agreed to a non-competition and non-solicitation obligation during the executive's employment term and for 12 months thereafter. Each executive also agreed to confidentiality and non-disparagement obligations during and following employment with the Company, and to timely delivery of a release in connection with termination of the executive's service. Severance and other benefits are conditioned on compliance with these covenants.

Additional Information

Benefits

In general, we provide benefits to our employees (including our NEOs) that we believe are important to maintain a competitive total compensation program. Benefits are designed to provide a reasonable level of retirement income and to provide a safety net of protection against the financial concerns and catastrophes that can result from illness, disability or death.

We provide a tax-qualified defined contribution employee benefit plan to employees known as the OSG Ship Management Inc. Savings Plan (the “Savings Plan”). Under the Savings Plan, eligible employees may contribute, on a pre-tax basis, an amount up to the limit imposed by the Internal Revenue Code Section 401(k). In 2019, the Company matched 100% of the first 4% of a participant’s pre-tax contributions and then 50% of pre-tax contributions in excess of 4% but not in excess of 8%.

SUMMARY COMPENSATION TABLE

The Summary Compensation Table includes individual compensation information for services by the NEOs in all capacities for the Company and our subsidiaries.

Name and Principal Position	Year	Salary (1)	Bonus	Stock Awards (2)(3)(4)(5)(6)(7)	Option Awards (4)	Non-Equity Incentive Plan Compensation (8)	All Other Compensation (9)	Total
Samuel H. Norton	2019	$424,885	—	$637,500	—	$921,225	$18,757	$2,002,367
President and	2018	$395,000	—	$1,375,000	$625,000	$921,225	$18,457	$3,334,682
Chief Executive Officer

Richard L. Trueblood	2019	$287,877	—	$216,000	—	$394,811	$18,286	$916,974
Vice President and	2018	$256,000	—	$128,000	—	$458,811	$11,332	$854,143
Chief Financial Officer

Patrick J. O'Halloran	2019	$252,912	—	$189,750	—	$329,009	$18,286	$789,957
Vice President and	2018	$230,000	—	$115,000	—	$380,759	$16,236	$741,995
Chief Operations Officer

Damon M. Mote	2019	$252,912	—	$189,750	—	$329,009	$18,286	$789,957
Vice President and	2018	$230,000	—	$115,000	—	$380,759	$17,986	$743,745
Chief Administrative Officer

(1)	The salary amounts are the actual salaries received during the year.

(2)
On March 22, 2019 each of the NEOs received performance-based RSU grants, 50% of which have a TSR goal and 50% of which have an ROIC goal. Please refer to the Performance-based RSU Awards section under "How We Compensation our Executives". These awards are scheduled to vest in full on December 31, 2021, subject to the Compensation Committee's certification of the achievement of the performance goals at the end of the performance period. The amounts represent the aggregate grant date fair value of the 2019 performance-based RSU awards at target, calculated in accordance with accounting guidance, as follows: $318,750 for Mr. Norton, $108,000 for Mr. Trueblood and $94,875 for Mr. O'Halloran and Mr. Mote. These awards are subject to a maximum achievement of 150%, which would result in a value of $478,125 for Mr, Norton $162,000 for Mr. Trueblood, and $142,313 for Mr. O’Halloran and Mr. Mote.

(3)
On March 22, 2019, each of the NEOs received time-based equity awards, one-third of which vested on March 22, 2020 and one-third of which will vest on each of March 22, 2021 and 2022, subject to their continued employment.

(4)
Mr. Norton was eligible for a stock based annual incentive in lieu of an annual cash award in 2018 in accordance with his prior employment agreement. The amount of the actual annual bonus that may be paid was based on the relative achievement of annual individual and Company performance objectives established by the Compensation Committee. The Committee determined that Mr. Norton achieved 100% of his 2018 annual bonus target, which was awarded in fully-vested Class A Common Stock and fully-vested stock options with a value of $1,250,000.

(5)
Pursuant to the 2018 CEO Employment Agreement, Mr. Norton received a one-time grant of Class A Common Stock with a grant date value of $750,000, which vested immediately and is subject to a holding requirement.

(6)
In 2018, Messrs. Trueblood, O'Halloran, and Mote received time-based equity awards, one-third of which vested on February 8, 2019 and February 8, 2020 and one-third of which will vest on February 8, 2021.

(7)
On February 8, 2018, Messrs. Trueblood, O'Halloran, and Mote received performance-based RSU grants. These awards are scheduled to vest in full on December 31, 2020, subject to the Compensation Committee's certification of the achievement of the performance goals at the end of the performance period. The amounts represent the aggregate grant date fair value of the 2018 performance-based RSU awards at target, calculated in accordance with accounting guidance, as follows: $64,000 for Mr. Trueblood, and $57,500 for each of O'Halloran and Mr. Mote. These awards are subject to a maximum achievement of 150%, which would result in a value of $96,000 for Mr. Trueblood, and $86,250 for each of Messrs. O’Halloran and Mote using grant date fair value.

(8)
For 2018, the amounts reflect what was actually paid under the Company’s annual cash performance bonus program and also includes the first half of the Special Bonus Pool payment. For 2019, the amount reflects only the second-half of the Special Bonus Pool. See the "Special Bonus Pool" section of "How We Compensation Our Executives" for more details.

(9)	See the “All Other Compensation Table” for additional information.

All Other Compensation Table

The following table describes each component of the All Other Compensation column for 2018 in the Summary Compensation Table.

Name	Savings Plan Matching Contribution (1)	Other (2)	Total
Norton	$16,800	$1,957	$18,757
Trueblood	$16,800	$1,486	$18,286
O'Halloran	$16,800	$1,486	$18,286
Mote	$16,800	$1,486	$18,286

(1)Constitutes the Company’s matching contributions under the Savings Plan.
(2)Represents the Company's contribution toward excess liability insurance coverage premiums.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table provides information as of December 31, 2019 concerning the holdings of stock options and stock awards by the NEOs. This table includes unexercised and unvested option and stock awards. The market value of the stock awards is based on the market price of the Company’s Class A Common Stock at the close of business on December 31, 2019, which was $2.30 per share.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Norton	3/22/19						157,672	(5)	362,646	118,254	(7)	271,984
	2/8/19	612,745	(3)		$1.82
	2/8/18	494,118	(3)	—	$1.70	2/8/2028	—		—			—
	3/23/17	11,758	(2)	5,879	$4.04	3/23/2027
	8/3/16	297,818	(1)	—	$5.57	8/3/2026				—		—

Trueblood	3/22/19						53,423	(5)	122,873	40,068	(7)	92,156
	2/8/18	—		—	—		25,098	(4)	41,663	37,648	(6)	62,496

O'Halloran	3/22/19						46,931	(5)	107,941	35,197	(7)	80,953
	2/8/18	—		—	—		22,550	(4)	37,433	33,824	(6)	56,148
	3/23/17	6,026	(2)	12,052	$4.04	3/23/2027

Mote	3/22/19	—		—	—		46,931	(5)	107,941	35,197	(7)	80,953
	2/8/18	—		—	—		22,550	(4)	37,433	33,824	(6)	56,148
	3/23/17	6,026	(2)	12,052	$4.04	3/23/2027

(1)
One-third of these options to purchase shares of Class A Common Stock became exercisable on January 1, 2018, one-third became exercisable on January 1, 2019 and the remaining amount became exercisable on January 1, 2020.

(2)
One-third of these options to purchase Class A Common Stock became exercisable on the first and second anniversaries of the grant date, and the remaining one-third of the initial grant became exercisable on the third anniversary of the grant date.

(3)	The amount in these columns represents Mr. Norton's annual bonus awarded in fully vested options in accordance with the terms of his 2016 CEO Employment Agreement.

(4)
One-third of these time-based RSUs vested on the first and second anniversary of the grant date, and the remaining one-third of the initial amount will vest on the third anniversary of the grant date. Each unit represents the right to acquire one share of Class A Common Stock.

(5)
One-third of these time-based RSUs vested on the first anniversary of the grant date, and one-third of the initial amount will vest on the second and third anniversary of the grant date. Each unit represents the right to acquire one share of Class A Common Stock.

(6)
These performance-based RSU awards are comprised of two separate grants, both of which cliff vest with performance periods ending on December 31, 2020. The award based on TSR is 50% of the grant total and is subject to the Company's three-year TSR performance relative to the performance of the companies that comprise a combination of the Oil & Gas Storage & Transportation and Marine GICS Sub Industries Indexes. The award based upon ROIC is 50% of the grant total and is subject to the Company's cumulative ROIC relative to the Company's budgeted ROIC for the performance period. As of year-end, the achievement level for the TSR metric is trending below the threshold and trending toward zero shares vesting and the achievement level for the ROIC metric is trending toward the target payment, as depicted in the following table by the shaded cells.

		# of shares				Share payout if the current trends are realized
Name	PRSU Name	Below Threshold	Threshold	Target	Maximum
Trueblood	TSR	—	9,412	18,824	28,236	18,824
	ROIC	—	9,412	18,824	28,236
O'Halloran	TSR	—	8,456	16,912	25,368	16,912
	ROIC	—	8,456	16,912	25,368
Mote	TSR	—	8,456	16,912	25,368	16,912
	ROIC	—	8,456	16,912	25,368

(7)
These performance-based RSU awards are comprised of two separate grants, both of which cliff vest with performance periods ending on December 31, 2021. The award based upon TSR is 50% of the grant total and is subject to the Company's three-year TSR performance relative to the performance of the companies that comprise a combination of the Oil & Gas Storage & Transportation and Marine GICS Sub Industries Indexes. The award based upon ROIC is 50% of the grant total and is subject to the Company's cumulative ROIC relative to the Company's budgeted ROIC for the performance period.

As of year-end, the achievement level for the TSR metric was positive but below the threshold and the achievement level for the ROIC metric is trending toward the maximum payment, as depicted in the following table by the shaded cells.

		# of shares				Share payout if the current trends are realized
Name	PRSU Name	Below threshold	Threshold	Target	Maximum
Norton	TSR	—	39,418	78,836	118,254	118,254
	ROIC		39,418	78,836	118,254
Trueblood	TSR	—	13,356	26,712	40,068	40,068
	ROIC		13,356	26,712	40,068
O'Halloran	TSR	—	11,732	23,465	35,197	35,197
	ROIC		11,732	23,465	35,197
Mote	TSR	—	11,732	23,465	35,197	35,197
	ROIC		11,732	23,465	35,197

POTENTIAL PAYMENTS UPON TERMINATION

The following table discloses the amounts that would have been payable to each NEO upon termination of his employment, assuming that such termination occurred on December 31, 2019. The table excludes amounts that are available generally to all salaried employees, such as amounts payable under the Savings Plan. The market value of the stock awards is based on the market price of the Company's Class A Common Stock at the close of business on December 31, 2019, which was $2.30 per share.

Event	Norton	Trueblood	O’Halloran	Mote
Involuntary Termination Without Cause or Voluntary Termination for Good Reason
Cash severance (1)	$425,000	$288,000	$253,000	$253,000
Acceleration & Continuation of Equity Awards (2) (3)	$508,749	$180,598	$166,290	$166,290
Pro-rata Special Bonus Pool (4)	$921,255	$394,811	$329,009	$329,009
Total	$1,855,004	$863,409	$748,299	$748,299
Death / Disability
Pro rata Annual Bonus (2)	—	—	—	—
Acceleration & Continuation of Equity Awards (2)	$368,890	$180,598	$166,290	$166,290
Pro-rata Special Bonus Pool (4)	—	$394,811	$329,009	$329,009
Total	$368,890	$575,409	$495,299	$495,299
Change In Control
Cash severance (1)	$425,000	$288,000	$253,000	$253,000
Acceleration & Continuation of Equity Awards (5)	$1,163,139	$328,624	$330,792	$330,792
Pro-rata Special Bonus Pool (4)	$921,255	$394,811	$329,009	$329,009
Total	$2,509,394	$1,011,435	$912,801	$912,801

(1)The cash severance payment is equal to 12 months of base salary.

(2)
The vesting of all outstanding time-based RSU awards will accelerate as of the date of separation from service. As of December 31, 2019, Mr. Norton's 2018 and 2019 option grants were exercisable. The disclosed value includes the option spread.

(3)
For Mr. Norton, in addition to the time-based equity acceleration noted in footnote 2, outstanding performance-based awards remain eligible for vesting, and will vest, if at all, to the extent the performance criteria is achieved for the relevant performance period. For the purposes of this illustration, we have assumed that the PRSUs will pay out at target and have been pro-rated for termination on December 31, 2019.

(4)
The Special Bonus Pool payment is pro-rated based on the number of days in the fiscal year in which the NEO was employed. Mr. Norton is not eligible for a pro-rated special bonus payment in the event of death or disability.

(5)
With respect to all awards under equity incentive compensation plans of the Company granted to the executive and outstanding as of the Change in Control (definitions are contained in the employment agreements):

•
Options shall vest and become exercisable in full as of the Change in Control and the exercise period under each such option shall not be less than the period ending on the earlier to occur of (i) the one year anniversary of the Change in Control or (ii) the expiration date of the option. As of December 31, 2019, Mr. Norton's 2018 and 2019 option grants were exercisable. The disclosed value includes the option spread.

•
Time-based RSU awards shall accelerate and vest as of the Executive's Date of Separation from Service due to termination by the Company without Cause or by the Executive for Good Reason at any time during the period ending on the second anniversary of the Change in Control.

•
Performance-based RSU awards that vest based upon the achievement of performance criteria during performance measurement periods that have not yet ended as of the Change in Control shall be deemed to have been satisfied at the designated maximum level and such awards shall vest pro-rata based solely upon the provision of services over the performance period; provided, such awards shall accelerate and vest as of the Executive's Date of Separation from Service due to termination by the Company without Cause or by the Executive for Good Reason at any time during the period ending on the second anniversary of the Change in Control.

ADVISORY VOTE ON THE APPROVAL OF THE
COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
(PROPOSAL NO. 2)

Stockholders are being provided with the opportunity to cast an advisory vote on the compensation of the NEOs for 2019. Stockholders are urged to read the "How We Compensate Our Executives" section of this Proxy Statement and the accompanying compensation tables and narrative which describe in detail how our compensation policies and procedures implement our compensation philosophy and disclose the compensation paid to the NEOs for 2019.

As more fully described in the How We Compensate Our Executives section, our executive compensation program is designed to promote the following objectives:

•	Attract, motivate, retain and reward highly talented executives and managers, whose leadership and expertise are critical to the Company's overall growth and success;

•
Compensate each executive based upon the scope and impact of his or her position as it relates to achieving the Company's corporate goals and objectives, as well as on the potential of each executive to assume increasing responsibility within the Company;

•	Align the interests of the Company's executives with those of its stockholders by linking incentive compensation rewards to the achievement of performance goals that maximize stockholder value; and

•	Reward the achievement of both the short-term and long-term strategic objectives necessary for sustained optimal business performance.

The Compensation Committee and the Board believe that the design of the executive compensation program, and hence the compensation awarded to the NEOs, fulfills these objectives. We believe that the changes we have made beginning in 2019 enhance our program to be further aligned with these objectives.

Accordingly, at the Annual Meeting, stockholders are asked to vote on the following resolution:

RESOLVED, that the stockholders of the Company hereby approve, on an advisory vote basis, the compensation of the Named Executive Officers for 2019 as described in the "How We Compensate Our Executives" section of, and in the accompanying compensation tables and narrative in, the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders.

As an advisory vote, the results of the vote will not be binding on the Board or the Company. However, the Board and the Compensation Committee value your opinion and will consider the outcome of the vote when making future decisions on the compensation of the NEOs and our executive compensation principles, policies and procedures, as we have done in the past.

The Board recommends a vote "FOR" advisory approval of
the resolution set forth above and approval of the compensation of the
Named Executive Officers for 2019 as disclosed in this Proxy Statement.

APPROVAL OF AN AMENDMENT TO THE
NON-EMPLOYEE DIRECTOR INCENTIVE COMPENSATION PLAN
(PROPOSAL NO. 3)

The Overseas Shipholding Group, Inc. Non-Employee Director Incentive Compensation Plan (the "Director Plan") was adopted in 2014 and approved by stockholders in 2015, and has since been amended from time to time, including amendments to limit the maximum number of shares of OSG Class A Common Stock (the "Common Stock”) that may be covered by incentive awards granted to any non-employee director in any calendar year; to further limit the amount payable to any non-employee director with respect to any calendar year for all cash incentive awards; and to increase the number of shares of Common Stock authorized for issuance under the Director Plan. In March 2020, subject to stockholder approval at the Annual Meeting, the Board of Directors adopted an amended and restated Director Plan (1) to increase by 1,500,000 the number of shares of Common Stock authorized for issuance under the Director Plan, subject to adjustment in certain cases; and (2) to make certain other changes, including to remove the double count for any shares granted as full value Incentive Awards, and to prohibit purchases of options or stock appreciation rights granted under the Director Plan without obtaining stockholder approval.

As of April 2, 2020, 579,960 shares of Common Stock remained available for grant under the Director Plan (without giving effect to the amendment and restatement). The closing market price per share of the Common Stock on that date was $2.16 per share.

The Board of Directors believes that the ability to grant equity and other incentives to non-employee directors is critical to the Company's efforts to attract and retain key talent on the Board and to encourage ownership of shares of Common Stock by non-employee directors.

Summary of the Director Plan, as Amended and Restated

The following summary of the material terms of the Director Plan, as amended and restated, is qualified in its entirety by reference to the full text of the Director Plan, which is attached to this Proxy Statement as Appendix A. Unless otherwise indicated, all capitalized terms in the summary have the meanings given to such terms in the Director Plan.

The purpose of the Director Plan is to promote the interests of the Company and its stockholders by providing non-employee directors, who are largely responsible for overseeing the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company.

Under the Director Plan, the Compensation Committee may grant to non-employee directors of the Company cash-based awards, stock options or other equity-based awards (including stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units) with respect to a maximum of 3,550,000 shares of Common Stock , subject to adjustment as set forth in the Director Plan, plus (1) shares subject to previously issued awards that are subsequently forfeited, canceled or returned and (2) shares subject to stock options that may be assumed by the Company as of a result of any merger or consolidation in which the Company is the surviving corporation. At April 2, 2020, 715,732 shares were subject to outstanding awards under the Director Plan (without giving effect to the amendment and restatement). No awards may be made under the Director Plan after September 23, 2024.

The persons eligible to receive awards pursuant to the Director Plan are those non-employee directors of the Company and its subsidiaries whom the Compensation Committee selects from time to time. All persons elected to serve as directors at the Annual Meeting, except for Mr. Samuel H. Norton, (eight persons) will be eligible to participate in the Director Plan.

Subject to changes in the Company's capitalization, the maximum number of shares of Common Stock that may be covered by incentive awards granted to any non-employee director in any calendar year under the Director Plan is 100,000 shares, and the maximum amount payable to any non-employee director under the Director Plan with respect to any calendar year for all cash incentive cash awards is $1,000,000.

The Compensation Committee administers the Director Plan and is authorized to grant awards, designating the non-employee directors of the Company or its subsidiaries who will be granted the awards, the type of award, the number of shares of Common Stock or amount of cash underlying such awards and the terms and conditions of such awards. Subject to applicable law, the Compensation Committee may also from time to time authorize a subcommittee consisting of one or more members of the Board of Directors or employees of the Company to grant awards under the Director Plan to persons who are not executive officers of the Company. The Compensation Committee has the full discretionary authority to administer the Director Plan, including the authority to interpret and construe any provision of the Director Plan and the terms of any award granted thereunder.

The exercise price per share of Common Stock covered by any stock option that may be granted under the Director Plan may not be less than the fair market value of a share of Common Stock on the date on which such option is granted. Any stock options granted under the Plan will expire on the tenth anniversary of the date the option is granted.

Each award agreement will specify the consequences with respect to such award of any termination of employment, leave of absence, and the director's death or disability, and will also specify any consequences of a Change in Control. For purposes of the Director Plan, a "Change in Control" means: (1) any one person, or more than one person acting as a group, other than the Company or any employee benefit plan sponsored by the Company, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company; or (ii) any one person, or more than one person acting as a group, other than the Company or any employee benefit plan sponsored by the Company, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing thirty percent (30%) or more of the total voting power of the stock of the Company; or (iii) a majority of members of the Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors before the date of each appointment or election; or (iv) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For purposes of subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

On or after the date of grant of an award under the Director Plan, the Compensation Committee may (i) accelerate the date on which any such award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such award, including, without limitation, extending the period following a termination of a non-employee director's service during which any such award may remain outstanding; (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such award; or (iv) provide for the payment of dividends or dividend equivalents with respect to any such award; provided, however, that no dividends or dividend equivalents may be paid or credited with respect to shares of Common Stock subject to Options or stock appreciation rights. If the Committee provides for the payment of dividends or dividend equivalents with respect to an unvested Incentive Award (other than Options or stock appreciation rights), such payment may accrue but shall not be paid prior to and only to the extent that such Incentive Award becomes vested. The Company may not reprice any stock option without the approval of the stockholders of the Company.

The Company is entitled to recoup compensation paid to a participant under the Director Plan to the extent permitted or required by applicable law, Company policy and/or the requirements of an exchange on which the Company's shares are listed for trading.

The number of shares of Common Stock covered by the Director Plan, the maximum number of shares with respect to which the Compensation Committee may grant awards to any individual non-employee director in any calendar year, the number of shares covered by outstanding awards, and the exercise price per share of Common Stock, if applicable, of each outstanding award will be appropriately adjusted by the Committee in the event of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change. In addition, in the event of a dissolution or liquidation, sale of all or substantially all of the assets, or merger, consolidation or similar transaction involving the Company, the Committee has the power to cancel the outstanding award and pay an equivalent value in cash or exchange the outstanding award for some or all of the property which a holder of the number of shares subject to the award would have received in the transaction or securities of the acquirer or surviving entity, and make an equitable adjustment in the exercise price or number of shares or amount of property subject to the award.

No person has any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any award until the date of the issuance of such shares on the books and records of the Company. Except as otherwise expressly provided in the Director Plan, no adjustment of any award will be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in the Director Plan is intended, or should be construed, to limit authority of the Compensation Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Common Stock if it were issued or outstanding, or from granting rights related to such dividends. At a non-employee director's request, the Committee may withhold or permit the non-employee director to tender a portion of the shares underlying an award to satisfy tax withholding obligations incurred in connection with such award.

The Board of Directors may at any time suspend or discontinue the Director Plan or revise or amend it in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires stockholder approval in order for any such revision or amendment to be effective, such revision or amendment will not be effective without such approval. The preceding sentence does not restrict the Compensation Committee's ability to exercise its discretionary authority pursuant to the Director Plan, which discretion may be exercised without amendment to the Director Plan. Except as expressly provided in the Director Plan, no action taken thereunder may, without the consent of a participant, adversely affect the participant's rights under any previously granted and outstanding incentive award.

Certain Federal Income Tax Consequences
The following is a brief description of the principal United States federal income tax consequences related to options granted under the Director Plan.

Non-Qualified Options. Generally, a grantee will not be subject to tax at the time a non-qualified option is granted, and no tax deduction is then available to the Company. Upon the exercise of a non-qualified option, an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price paid will be included in the grantee's ordinary income and the Company will generally be entitled to deduct the same amount. Upon disposition of shares acquired upon exercise, appreciation or depreciation after the date of exercise will be treated by the grantee or transferee of the non-qualified option as either capital gain or capital loss and, depending upon the length of period following exercise, either short term or long term.

If a non-qualified option provides for the issuance of Common Stock subject to restrictions upon exercise, the grantee receiving such restricted stock will not recognize income for tax purposes until the restrictions lapse, unless he or she elects otherwise, as described below. Rather, the grantee will have taxable income upon lapse of the restrictions equal to the amount by which the fair market value of the shares at the time the restrictions lapse exceeds the price paid on exercise, and the Company will generally have a tax deduction in the same amount. Proceeds from the sale of stock sold after the restrictions lapse will be taxable as a capital gain or capital loss, depending upon the amount by which the sale price exceeds or is less than the fair market value of the stock at the time the restrictions lapse.

Alternatively, a grantee who receives Common Stock subject to restrictions can elect to recognize income immediately upon exercise of the non-qualified option, in which case the grantee's taxable income and the Company's tax deduction are generally determined at the time of option exercise, as explained in the first paragraph of this section. However, if the grantee subsequently forfeits the stock or is required to sell it to the Company by the terms of the restriction, the grantee's tax deduction for any loss on the sale will be limited to the amount, if any, by which the exercise price exceeds the amount paid by the Company on such sale.

If the grantee pays the exercise price, in whole or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. No gain or loss is recognized on delivery of the previously acquired shares to the Company, and shares received by the grantee equal in number to the previously acquired shares so exchanged will have the same basis and holding period for capital gain purposes as the previously acquired shares. Shares received by the grantee in excess of the number of previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income equal to such fair market value is realized, and a holding period beginning as of such date.

New Plan Benefits
Awards under the Director Plan are discretionary and are not subject to set benefits or amounts. Accordingly, the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future under the Director Plan.

The Board of Directors recommends a vote "FOR" the approval of the
Overseas Shipholding Group, Inc. Non-Employee Director Incentive Compensation Plan, as amended and restated.

AUDIT COMMITTEE REPORT

Management has primary responsibility for preparing the consolidated financial statements of the Company, for maintaining effective internal control over financial reporting and for assessing the effectiveness of internal control over financial reporting. The Company's independent registered public accounting firm is responsible for performing independent audits of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States ("U.S. GAAS') and the effectiveness of the Company's internal control over financial reporting based on criteria established by the Public Company Accounting Oversight Board (the "PCAOB'). The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board. The Board has adopted a written Audit Committee Charter describing the Audit Committee’s role and responsibilities, which is posted on the Company's website at www.osg.com.

In fulfilling its oversight responsibilities, the Audit Committee met with management and the Company's independent registered public accounting firm and held discussions concerning the acceptability and quality of the accounting principles, the reasonableness of significant judgments, and the adequacy and clarity of disclosures in the consolidated financial statements to be included in the Company's 2019 Form 10-K. Management represented to the Audit Committee that such consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee reviewed and discussed such consolidated financial statements with management and the Company's independent registered public accounting firm. The Audit Committee further discussed with the Company’s independent registered public accounting firm the matters required to be discussed by PCAOB Auditing Standards No. 1301 (Communications with Audit Committees).

The Committee also reviewed management's report on its assessment of the effectiveness of the Company's internal control over financial reporting and the Company's independent registered public accounting firm's report on the effectiveness of the Company's internal control over financial reporting.

The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence), and the Audit Committee discussed with the independent registered public accounting firm their independence from the Company and management, and considered the compatibility of non-audit services with the registered public accounting firm’s independence.

Based upon the Audit Committee’s discussions with management and the Company’s independent registered public accounting firm, the Audit Committee’s review of the representations of management, the certifications of the Company's chief executive officer and chief financial officer which are required by the SEC and the Sarbanes-Oxley Act of 2002, and the reports, letters and other communications of the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited consolidated financial statements be included in the 2019 Form 10-K for filing with the SEC.

By the Audit Committee:

John P. Reddy, Chair
Anja L. Manuel
Julie E. Silcock

RATIFICATION OF APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL NO. 4)

Ernst & Young LLP, certified public accountants (“EY”), served as our independent registered public accounting firm for the year ended December 31, 2019. Earlier this year, the Audit Committee conducted a comprehensive, competitive process to determine our independent registered public accounting firm for our fiscal year ending December 31, 2020. Consideration was made of, among other things, external auditor capability, effectiveness and efficiency of audit services, the Company’s status as a smaller reporting company, and the appropriateness of fees in the context of the audit scope. Several accounting firms participated in the process. On April 6, 2020, the Audit Committee approved the engagement of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending December 31, 2020.
The dismissal of EY as the Company’s independent registered public accounting firm following the first quarter was not a result of any dissatisfaction with the quality of professional services rendered by EY.
EY’s audit reports on our consolidated financial statements as of and for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of EY on the effectiveness of internal control over financial reporting as of December 31, 2019 and 2018 did not contain an adverse opinion, nor were they qualified or modified.
During the fiscal years ended December 31, 2019 and 2018, and the subsequent interim period through April 6, 2020, there were (i) no material disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to EY’s satisfaction, would have caused EY to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
In deciding to engage Grant Thornton, the Audit Committee reviewed auditor independence and existing commercial relationships with Grant Thornton and concluded that Grant Thornton has no commercial relationship with the Company that would impair its independence. During the fiscal years ended December 31, 2019 and 2018, and during the subsequent interim period through April 6, 2020, neither the Company nor anyone acting on its behalf has consulted with Grant Thornton on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.
Stockholder ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending in 2020 is not required by our Bylaws or other applicable legal requirement. However, the Audit Committee is submitting this appointment to the stockholders for ratification as a matter of good corporate practice. If the appointment of Grant Thornton is not ratified by the stockholders, the Audit Committee, at its discretion, will reconsider its selection of Grant Thornton as our independent registered public accounting firm. Even if the appointment of Grant Thornton is ratified, the Audit Committee may direct the appointment of a different independent registered certified public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.
A representative of Grant Thornton is expected to attend the Annual Meeting and be afforded an opportunity to make a statement, as well as be available to respond to appropriate questions submitted by stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table represents professional audit services incurred by OSG to EY for the audit of our annual financial statements for the fiscal years ended December 31, 2019 and December 31, 2018, and fees billed for other services incurred by OSG to EY during those periods.

Ernst & Young	Fiscal Year 2019 $	Fiscal Year 2018 $
Audit Fees (1)	1,068,000	854,000
All Other Fees (2)	36,000	35,000
Total	1,104,000	889,000

(1)
Audit fees include fees for professional services rendered for the audit of our annual financial statements; the review of the financial statements included in our Forms 10-Q; Sarbanes-Oxley Section 404 attestation procedures; expenses incurred related to the performance of the services noted above; financial audits and reviews for certain of the Company's subsidiaries and services associated with documents filed with the SEC.

(2)	All other fees incurred by us to EY in 2019 and 2018 were related to agreed-upon procedures for American Tanker, Inc. and access to EY Atlas US technical guidance.

The Audit Committee considered whether the provision of services described above under "All Other Fees" were compatible with maintaining EY's independence. The Company does not believe that any reasonable concerns about the objectivity of EY in conducting the audit of the Company’s financial statements are raised as a result of the fees paid for non-audit-related services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee has established policies and procedures for pre-approving audit and permissible non-audit work performed by its independent registered public accounting firm. As set forth in the pre-approval policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee. All fees have been approved by the Audit Committee in accordance with these policies and procedures.

The Audit Committee and the Board of Directors recommend a vote "FOR" the ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm for 2020.

OWNERSHIP OF CLASS A COMMON STOCK BY DIRECTORS, EXECUTIVE OFFICERS
AND CERTAIN OTHER BENEFICIAL OWNERS

The tables below set forth certain beneficial ownership information with respect to the Company's director nominees, each of the NEOs listed in the Summary Compensation Table, and each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Class A Common Stock. The information with respect to beneficial ownership by the identified stockholders was prepared based on information supplied by such stockholders in their filings with the SEC. Except as disclosed in the notes to these tables and subject to applicable community property laws, the Company believes that each beneficial owner identified in the table possesses sole voting and investment power over all Class A Common Stock shown as beneficially owned by the beneficial owner.

Beneficial ownership for the purposes of the following tables is determined in accordance with the rules and regulations of the SEC. Those rules generally provide that a person is the beneficial owner of shares if such person has or shares the power to vote or direct the voting of shares, or to dispose or direct the disposition of shares or has the right to acquire such powers within 60 days of the Measurement Date (March 24, 2020). For purposes of calculating each person's percentage ownership, shares of Class A Common Stock issuable pursuant to options or warrants exercisable within 60 days are included as outstanding and beneficially owned for that person, but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. In some cases, the Company believes that foreign ownership or other restrictions may limit the ability of warrant holders to exercise warrants they hold, meaning that such persons may not be required to report share ownership as they would not be entitled to receive the underlying shares of Class A Common Stock. The percentage of beneficial ownership is based on 85,817,344 shares of the Company's Class A Common Stock outstanding as of the Measurement Date. On that date, there were 19,238,262 warrants (exercisable for 3,655,269 shares of Class A Common Stock) that were not included in that calculation (other than to the extent set forth with respect to any individual stockholder below).

Directors and Executive Officers

The table below sets forth information as to the Company's director nominees and NEOs and includes the amount and percentage of the Company’s Class A Common Stock of which each director nominee, each NEO, and all director nominees and executive officers as a group, was the “beneficial owner” (as defined in regulations of the SEC) on the March 24, 2020, all as reported to the Company. The address of each person identified below as of the date of this Proxy Statement is c/o Overseas Shipholding Group, Inc., 302 Knights Run Avenue, Suite 1200, Tampa, Florida 33602.

Directors and Director Nominees	Shares of Class A Common Stock Beneficially Owned(1)
	Number		Percentage Beneficially Owned
Douglas D. Wheat	310,885		*
Rebecca DeLaet
Joseph I. Kronsberg	—	(2)	*
Anja L. Manuel	60,600		*
Samuel H. Norton	1,517,626		1.77%
John P. Reddy	23,300		*
Julie E. Silcock	175,174		*
Gary E. Taylor	80,488		*
Ty E. Wallach	19,100		*
Other Named Executive Officers
Richard Trueblood	56,127		*
Patrick J. O’Halloran	72,667		*
Damon M. Mote	72,581		*
All current directors and executive officers as a group (12 persons)	2,388,548		2.78%

* Less than 1%

(1)	Includes shares of Class A Common Stock issuable within 60 days of March 24, 2020upon the exercise of options or warrants owned by the indicated stockholders on that date.

(2)
Mr. Kronsberg is an employee of Cyrus Capital Partners, L.P. (“CCP”) which beneficially owns 20,704,082 shares of Class A Common Stock, including 47,753 shares which were granted by the Company to CCP under the Company’s Non-Employee Director Incentive Compensation Plan in 2018. The grant was made to CCP pursuant to agreements between CCP and Mr. Kronsberg under which CCP is required to receive all compensation in connection with Mr. Kronsberg’s directorship. Mr. Kronsberg disclaims beneficial ownership of all Company securities held by CCP except to the extent of his pecuniary interest therein, if any.

Other Beneficial Owners

The following table sets forth information as of March 24, 2020 (except as otherwise noted) with respect to persons known by us to be the beneficial owners of more than 5% of our Class A Common Stock, based solely on the information reported by such persons in their Schedule 13D and 13G filings with the SEC. For each entity included in the table below, percentage ownership is calculated by dividing the number of shares reported as beneficially owned by such entity by the number of shares of Class A Common Stock outstanding as of the Measurement Date, as reported to the Company and the SEC.

Name	Shares of Class A Common Stock Beneficially Owned*(1)
	Number	Percentage Beneficially Owned
Cyrus Capital Partners, L.P. (2)	20,704,082	24.13%
Saltchuk Resources, Inc.(3)	11,435,918	13.33%
Paulson & Co. Inc (4)	8,300,000	9.67%
BlackRock, Inc.(5)	4,592,583	5.35%
CF Partners Capital Management, LLP (6)	4,457,151	5.19%

*	Unless otherwise stated in the notes to this table, the share and percentage ownership information presented is as of the Measurement Date.

(1)
Includes shares of Class A Common Stock underlying all warrants owned by such person (at the Measurement Date stock exercise ratio of 0.19 shares for every warrant), owned by such person, and assumes gross exercise of warrants without withholding of any shares pursuant to the cashless exercise procedures of the warrants. The warrants are immediately exercisable but may only be exercised with the Company’s consent and are subject to certain citizenship rules and limitations on exercise, sale, transfer or other disposition.

(2)
Based on a Schedule 13D/A filed on March 15, 2019 with the SEC by Cyrus Capital Partners, L.P. (“CCP”), CCP has, with respect to beneficial ownership, shared voting power and shared dispositive power of 20,704,082 shares of Class A Common Stock by each of CCP and Cyrus Capital Partners GP, L.L.C. (“CCPGP”) of which 2,636,376 shares are obtainable upon the exercise of 13,851,382 warrants. As the (i) principal of CCP and (ii) principal of CCPGP, the general partner of CCP, Stephen C. Freidheim (“Freidheim”) may be deemed the beneficial owner of 20,704,082 shares of Class A Common Stock. The address of each of CCP, CCPGP and Freidheim is 399 Park Avenue, 39th Floor, New York, NY 10022.

(3)
Based on a Schedule 13D filed on March 12, 2020 with the SEC by Saltchuk Resources, Inc. ("Saltchuk"), Saltchuk has beneficial ownership of an aggregate amount of 11,435,918 shares of Class A Common Stock. The address of Saltchuk is 450 Alaskan Way South, Suite 708, Seattle, WA 98104.

(4)
Based on a Form 4 filed on August 21, 2018 and an amendment to a Schedule 13D filed on August 21, 2018 with the SEC by Paulson & Co. Inc. ("Paulson"), Paulson has beneficial ownership of an aggregate amount of 8,300,000 shares of Class A Common Stock. Paulson is the investment advisor, or manager, of PCO Shipping LLC and certain separately managed accounts (collectively, the “Paulson Accounts”). The address of Paulson and the Paulson Accounts is c/o Paulson & Co. Inc., 1251 Avenue of the Americas, 50th Floor, New York, NY 10020.

(5)
Based on a Schedule 13G filed on February 7, 2020 with the SEC by BlackRock, Inc. ("BlackRock"), BlackRock has beneficial ownership of an aggregate amount of 4,592,583 shares of Class A Common Stock. The address of BlackRock is 55 East 52nd Street, New York, NY 1055.

(6)
Based on a Schedule 13D filed on March 13, 2020 with the SEC by CF Partners Capital Management, LLP ("CFP"), CFP has beneficial ownership of an aggregate amount of 4,457,151 shares of Class A Common Stock by CFP. CFP is the investment manager of the CFP Opportunity Master Fund, an Irish unit trust and other controlled investment accounts of CFP (the "CFP Accounts"). The address of CFP and the CFP Accounts is 80 Hammersmith Road, 4th Floor, London, United Kingdom W14 8UD.

The following table provides information as of December 31, 2019 with respect to the Company's equity compensation plans, which have been approved by the Company's stockholders.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)*
Equity compensation plans approved by security holders	1,478,756	2.65	4,579,960
Equity compensation plans not approved by stockholders	—	—	—

* Consists of 4,000,000 Class A Common Stock shares eligible to be granted under the Incentive Compensation Plan for Management and 579,960 shares under the Non-Executive Director Incentive Compensation Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers and any persons holding more than ten percent (10%) of the Company's Class A Common Stock are required to report their ownership of Class A Common Stock and any changes in that ownership, on a timely basis, to the SEC. Directors, executive officers and beneficial owners of more than 10% of the Class A Common Stock are also required to furnish the Company with copies of all Section 16(a) reports that they file with the SEC. Based solely upon a review of these reports received by the Company for 2019 and any written representations from reporting persons, all such reports were filed on a timely basis in 2019.

INFORMATION CONCERNING SOLICITATION AND VOTING

Proxies are being solicited on behalf of the Board of OSG for use at the Annual Meeting to be held on May 28, 2020 at 8:30 a.m. (ET), or any adjournment or postponement thereof, for the purposes set forth herein and in the Notice of Annual Meeting of Stockholders. The Annual Meeting is scheduled to be held in the Brenner Emory Smoot Training Center at 2000 Barge Avenue, Tampa, Florida. However, as discussed above, due to concerns regarding the coronavirus pandemic, stockholders may participate in the meeting by means of remote communication.

Any stockholder giving a proxy may revoke it at any time before it is exercised at the meeting.

Record Date, Shares Outstanding and Voting

Only stockholders of record at the close of business on April 2, 2020 (the "Record Date") will be entitled to vote at the Annual Meeting. The Company has one class of voting securities, its Class A Common Stock with each share entitled to one vote. As of the Record Date, 85,845,920 shares were outstanding.

All shares represented by an eligible proxy will be voted at the meeting in accordance with the instructions provided therein. If no such instructions are provided, the proxy will be voted:

(1)	FOR the election of nine directors,

(2)
FOR the approval, on an advisory basis, of the compensation for 2019 of the executive officers named in the Summary Compensation Table in this Proxy Statement, as described in the "How We Compensate Our Executives" section and in the accompanying compensation tables and narrative in this Proxy Statement,

(3)	FOR the approval of the amendment and restatement of the Non-Employee Director Compensation Incentive Plan, and

(4)	FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

Each of the election of directors, the advisory vote to approve the compensation of the NEOs, the approval of the amendment to the Non-Employee Director Incentive Plan, and the ratification of the appointment of the Company's independent registered public accounting firm for 2020 requires the affirmative vote (in person or by proxy) of a majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote thereon. If the appointment of the Company's independent registered public accounting firm for 2020 is not ratified, the Audit Committee will reconsider the appointment and review its future selection of an independent registered public accounting firm. If the amendment to the Non-Employee Director Compensation Incentive Plan is not approved, it will not be implemented, and the Board will consider alternative plans or other actions.

Some of the Company’s stockholders hold their shares through a broker, trustee, or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those shares owned beneficially.

•
Stockholder of Record. If your shares are registered directly in your name with the Company's transfer agent, Computershare, Inc. then you are considered the "stockholder of record." As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to a third party, or to vote in person at the Annual Meeting.

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Beneficial Owner. If your shares are held in a brokerage account, by a trustee, or by another nominee, then you are considered the "beneficial owner" of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee, or nominee how to vote and you also are invited to attend the Annual Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a "legal proxy," as discussed below.

If you are not a stockholder of record, please understand that the Company may not know that you are a stockholder, or how many shares you own. As a stockholder of record, you may vote by one of the following methods:

•
Internet Voting. You may use the Internet as described on the proxy card or the notice of availability of proxy materials, as applicable, to vote your shares of Common Stock by giving the Company a proxy. You will be able to vote your shares by the Internet and confirm that your vote has been properly recorded. Please see your proxy card or your notice of availability of proxy materials, as applicable, for specific instructions.

•
Telephone Voting. You may vote your shares of Common Stock by giving the Company a proxy using the toll–free number listed on the proxy card. The procedure allows you to vote your shares and to confirm that your vote was recorded. Please see your proxy card for specific instructions.

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Voting By Mail. You may sign, date, and mail your proxy card in the postage-paid envelope provided. This option is available only to those stockholders who have received a paper copy of a proxy card by mail.

•	Voting In Person. You may vote in person at the meeting.

If your shares are held through a broker, bank, trustee or other nominee, you will receive a request for voting instructions with respect to your shares of Common Stock from the broker, bank, trustee or other nominee. You should respond to the request for voting instructions in the manner specified by the broker, bank, trustee or other nominee. If you have questions about voting your shares, you should contact your broker, bank, trustee or other nominee.

If you hold your shares through a broker, bank, trustee or other nominee and you wish to vote in person at the meeting, you will need to bring a legal proxy to the meeting. You must request a legal proxy through your broker, bank, trustee or other nominee. Please note that if you request a legal proxy, any proxy with respect to your shares of Common Stock previously executed by your broker, bank, trustee, or other nominee will be revoked and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

It is very important that you are represented at the meeting and that your shares are voted. We urge you to vote as soon as possible by telephone, over the Internet or by marking, signing and returning your proxy or voting instruction card, even if you plan to attend the Annual Meeting in person.

To conduct the business of the Annual Meeting, we must have a quorum. The presence in person or by proxy of at least a majority of the shares entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted toward fulfillment of quorum requirements. Abstentions and broker non-votes will not be counted in tabulations of the votes cast on any of the proposals presented at the Annual Meeting. A broker non–vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. In the absence of voting instructions from the beneficial owner of the shares, nominee holders will not have discretionary authority to vote the shares at the Annual Meeting in the election of directors, for the compensation for 2019 of the executive officers, or for the approval of the amendment to the Non-Employee Director Compensation Incentive Plan, but will have discretionary authority to vote on the ratification of the appointment of the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. Proxies that are transmitted by nominee holders for beneficial owners will count toward a quorum and will be voted as instructed by the nominee holder.

As all of these matters are very important to the Company, we urge you to vote your shares by telephone, over the Internet or by marking, signing and returning your proxy or voting instruction card.

Expenses

The cost of soliciting proxies for the meeting will be borne by the Company. The Company will also reimburse brokers and others who are only record holders of the Company's shares for their reasonable expenses incurred in obtaining voting instructions from beneficial owners of such shares.

Proposals for 2020 Annual Meeting of Stockholders

Any stockholder who wishes to propose a matter for action at the Company's next Annual Meeting, including the nomination of a director, must notify the Company in writing, and provide the information required by the Company’s Amended and Restated By–laws, no earlier than 90 days and no later than 60 days prior to April 14, 2021, the first anniversary of this year's Notice of Annual Meeting. In other words, the notice and such information must be received no earlier than January 14, 2021, and no later than February 14, 2021. Stockholders can obtain a copy of the By-laws by writing the Corporate Secretary at the following address: Corporate Secretary, Overseas Shipholding Group, Inc., 302 Knights Run Avenue, Suite 1200, Tampa, Florida 33602.

A stockholder may recommend a person as a nominee for director by writing to the Corporate Secretary of the Company. Recommendations must be received by February 14, 2021 in order for a candidate to be considered for election at the 2021 Annual Meeting. Each recommendation for nomination should contain the following information: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had such nominee been nominated, or intended to be nominated, by the Board; and (e) the consent of each nominee to serve as a director of the Company if so elected.

OTHER MATTERS

The Board is not aware of any matters to be presented at the Annual Meeting other than those specified above. If any other matter should be presented, proxy holders will vote the shares represented by the proxy on such matter in accordance with their best judgment.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. Some brokers use this process for proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice that any person will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold shares registered in your name, and the Company will promptly undertake to carry out your request. You can notify the Company by sending a written request to the Company at its address set forth above.

The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 is available at www.osg.com/investor-relations. That Annual Report on Form 10-K does not form part of this Proxy Statement. The Company will provide to any stockholder of the Company, without charge, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 upon the written request of such stockholder addressed to the Corporate Secretary of the Company at 302 Knights Run Avenue, Suite 1200, Tampa, Florida 33602.

APPENDIX A

OVERSEAS SHIPHOLDING GROUP, INC.
NON-EMPLOYEE DIRECTOR INCENTIVE COMPENSATION PLAN
(as amended with shareholder approval)
(effective as of May 28, 2020)

1.	Purpose of the Plan
This Plan is intended to promote the interests of the Company and its shareholders by providing certain non-employee directors of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company.

2.	Definitions
As used in the Plan or in any instrument governing the terms of any Incentive Award, the following definitions apply to the terms indicated below:

(a)“Affiliate” means, with respect to a specified Person, a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person.

(b)“Award Agreement” means a written agreement, in a form determined by the Committee from time to time, entered into by each Participant and the Company, evidencing the grant of an Incentive Award under the Plan.

(c)	“Board of Directors” means the Board of Directors of OSG.

(d)“Cash Incentive Award” means an award granted to a Participant pursuant to Section 8 of the Plan.

(e)“Change in Control” means (i) any one Person, or more than one Person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)), other than OSG or any employee benefit plan sponsored by OSG, acquires ownership of stock of OSG that, together with stock held by such Person or group, constitutes more than fifty percent (50%) of the total fair market value or total Voting Power of the stock of OSG; or (ii) any one Person, or more than one Person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)) other than OSG or any employee benefit plan sponsored by OSG acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of OSG possessing thirty percent (30%) or more of the total Voting Power of the stock of OSG; or (iii) a majority of members of the Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors before the date of each appointment or election; or (iv) any one Person, or more than one Person acting as a group (as defined in Treasury Regulation § 1.409A- 3(i)(5)(v)(B)) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For purposes of subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. The foregoing subsections (i) through (iv) shall be interpreted in a manner that is consistent with the Treasury Regulations promulgated pursuant to Section 409A of the Code so that all, and only, such transactions or events that could qualify as a “change in control event” within the meaning of Treasury Regulation §1.409A-3(i)(5)(i) will be deemed to be a Change in Control for purposes of this Plan.

(f)“Code” means the Internal Revenue Code of 1986, as amended from time to time, and all regulations, interpretations and administrative guidance issued thereunder.

(g)“Committee” means the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.

(h)“Common Stock” means OSG’s Class A common stock, $0.01 par value per share, or any other security into which the common stock shall be changed pursuant to the adjustment provisions of Section 9 of the Plan.

(i)	“Company” means Overseas Shipholding Group, Inc. and all of its Subsidiaries, collectively.

(j)“Deferred Compensation Plan” means any plan, agreement or arrangement maintained by the Company from time to time that provides opportunities for deferral of compensation.

(k)	“Effective Date” means the date the Plan is adopted.

(l)“Employment” means the period during which an individual is classified or treated by the Company as a non-employee director of the Company.

(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)“Fair Market Value” means, with respect to a share of Common Stock, the value as determined by the Committee in its sole discretion using the appropriate means for determining such value as provided in Treasury Regulation Section 1.409A-1(b)(5)(iv). If the Common Stock is readily tradeable on an established securities market the Fair Market Value of the Common Stock shall be determined by the Committee in a manner that complies with Treasury Regulation Section 1.409A-1(b)(5)(iv) (A). If the Common Stock is not readily tradeable on an established securities market the Fair Market Value of the Common Stock shall be determined by the Committee in a manner that complies with Treasury Regulation Section 1.409A-1(b)(5)(iv)(B).

(o)“Incentive Award” means one or more Stock Incentive Awards and/or Cash Incentive Awards, collectively.

(p)“Option” means a stock option to purchase shares of Common Stock granted to a Participant pursuant to Section 6.

(q)“OSG” means Overseas Shipholding Group, Inc., a Delaware corporation (and any successor thereto).

(r)“Other Stock-Based Award” means an award granted to a Participant pursuant to Section 7.

(s)“Participant” means a non-employee director of the Company who is eligible to participate in the Plan and to whom one or more Incentive Awards have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such Person, his or her successors, heirs, executors and administrators, as the case may be.

(t) “Person” means a “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act, including any “group” within the meaning of Section 13(d)(3) under the Exchange Act.

(u) “Plan” means the Overseas Shipholding Group, Inc. Non-Employee Director Incentive Compensation Plan, as it may be amended from time to time.

(v) “Securities Act” means the Securities Act of 1933, as amended.

(w) “Stock Incentive Award” means an Option or Other Stock-Based Award granted pursuant to the terms of the Plan.

(x) “Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act. (y) “Target Award” means target payout amount for an Incentive Award.
(z) “Voting Power” means the number of votes available to be cast (determined by reference to the maximum number of votes entitled to be cast by the holders of Voting Securities upon any matter submitted to shareholders where the holders of all Voting Securities vote together as a single class) by the holders of

Voting Securities.

(aa) “Voting Securities” means any securities or other ownership interests of an entity entitled, or which may be entitled, to vote on the election of directors, or securities or other ownership interests which are convertible into, or exercisable in exchange for, such Voting Securities, whether or not subject to the passage of time or any contingency.

3.	Stock Subject to the Plan and Limitations on Awards

(a)Stock Subject to the Plan

The maximum number of shares of Common Stock that may be covered by Incentive Awards granted under the Plan shall not exceed 3,550,000 shares of Common Stock in the aggregate. The maximum number of shares referred to in the preceding sentences of this Section 3(a) shall be subject to adjustment as provided in Section 9. Shares of Common Stock issued under the Plan may be either authorized and unissued shares, treasury shares, shares purchased by the Company in the open market, or any combination of the preceding categories as the Committee determines in its sole discretion.

(b)
For purposes of the preceding paragraph, shares of Common Stock covered by Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan; provided, however, that if shares of Common Stock are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with an Incentive Award, both the shares issued (if any), and the shares withheld, will be deemed delivered for purposes of determining the number of shares of Common Stock that are available for delivery under the Plan. In addition, if shares of Common Stock are issued subject to conditions which may result in the forfeiture, cancellation or return of such shares to the Company, any portion of the shares forfeited, cancelled or returned shall be treated as not issued pursuant to the Plan. In addition, if shares of Common Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Incentive Award, the number of shares tendered shall be added to the number of shares of Common Stock that are available for delivery under the Plan. Shares of Common Stock covered by Incentive Awards granted pursuant to the Plan in connection with the assumption, replacement, conversion or adjustment of outstanding equity-based awards in the context of a corporate acquisition or merger (within the meaning of Section 303A.08 of the New York Stock Exchange Listed Company Manual) shall not count as used under the Plan for purposes of this Section 3.

(c)	Individual Award Limits

Subject to adjustment as provided in Section 9, the maximum number of shares of Common Stock that may be covered by Incentive Awards granted under the Plan to any Participant in any calendar year shall not exceed 100,000 shares. For this purpose, the number of shares "covered by" an Incentive Award shall be the maximum number of shares that may be required to be delivered in settlement of that Incentive Award. The amount payable to any Participant with respect to any calendar year for all Cash Incentive Awards shall not exceed $1,000,000. For purposes of the preceding sentence, the phrase "amount payable with respect to any calendar year" means the amount of cash, or value of other property, required to be paid in a calendar year, disregarding any deferral pursuant to the terms of a Deferred Compensation Plan.

4.	Administration of the Plan

The Plan shall be administered by a Committee of the Board of Directors consisting of two or more Persons, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act), an “outside director” within the meaning of Treasury Regulation Section 1.162-27(e)(3) and as “independent” as required by NYSE or any security exchange on which the Common Stock is listed, in each case if and to the extent required by applicable law or necessary to meet the requirements of such Rule, Section or listing requirement at the time of determination. From time to time, the Board may increase or decrease the size of the

Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall, consistent with the terms of the Plan, from time to time designate those individuals who shall be granted Incentive Awards under the Plan and the amount, type and other terms and conditions of such Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee, in writing, to any subcommittee thereof, in which case the acts of such subcommittee shall be deemed to be acts of the Committee hereunder. The Committee may also from time to time authorize a subcommittee consisting of one or more members of the Board of Directors (including members who are employees of the Company) or employees of the Company to grant Incentive Awards to Persons who are not “executive officers” of the Company (within the meaning of Rule 16a-1 under the Exchange Act), subject to such restrictions and limitations as the Committee may specify and to the requirements of Section 157 of the Delaware General Corporation Law.
The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and any Award Agreement thereunder, and to adopt, amend and rescind from time to time such rules and regulations for the administration of the Plan, including rules and regulations related to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws, as the Committee may deem necessary or appropriate. Decisions of the Committee shall be final, binding and conclusive on all parties. For the avoidance of doubt, the Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among Participants.

The Committee may delegate the administration of the Plan to one or more officers or employees of the Company, and such administrator(s) may have the authority to execute and distribute Award Agreements, to maintain records relating to Incentive Awards, to process or oversee the issuance of Common Stock under Incentive Awards, to interpret and administer the terms of Incentive Awards, and to take such other actions as may be necessary or appropriate for the administration of the Plan and of Incentive Awards under the Plan, provided that in no case shall any such administrator be authorized (i) to grant Incentive Awards under the Plan (except in connection with any delegation made by the Committee pursuant to the first paragraph of this Section 4), (ii) to take any action inconsistent with Section 409A of the Code or (iii) to take any action inconsistent with applicable provisions of the Delaware General Corporation Law. Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and, except as otherwise specifically provided, references in this Plan to the Committee shall include any such administrator. The Committee and, to the extent it so provides, any subcommittee, shall have sole authority to determine whether to review any actions and/or interpretations of any such administrator, and if the Committee shall decide to conduct such a review, any such actions and/or interpretations of any such administrator shall be subject to approval, disapproval, or modification by the Committee.

On or after the date of grant of an Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Incentive Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant’s Employment during which any such Incentive Award may remain outstanding,(iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Incentive Award or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Incentive Award, provided, however, that no dividends or dividend equivalents may be paid or credited with respect to shares of Common Stock subject to Options or stock appreciation rights; further provided, that the Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.In the event that the Committee provides for the payment of dividends or dividend equivalents with respect to an unvested Incentive Award (other than Options or stock appreciation rights), such payment may accrue but shall not be paid prior to and only to the extent, that such Incentive Award becomes vested. If the Participant does not satisfy the vesting conditions provided in the Participant’s Award Agreement such unvested Incentive Award is forfeited along with any dividend or dividend equivalents accrued with respect to such Incentive Award. Notwithstanding anything herein to the contrary, the Company shall not reprice any stock option (within the meaning of Section 303A.08 of the New York Stock Exchange Listed Company Manual and any other formal or informal guidance issued by the New York Stock Exchange) without the approval of the shareholders of OSG.

The Company shall pay any amount payable with respect to an Incentive Award in accordance with the terms of such Incentive Award, provided that the Committee may, in its discretion, defer, or give a Participant the election to defer, the payment of amounts payable with respect to an Incentive Award subject to and in accordance with the terms of a Deferred Compensation Plan.

No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and OSG shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.	Eligibility

The Persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be those non-employee directors of the Company whom the Committee shall select from time to time. Each Incentive Award granted under the Plan shall be evidenced by an Award Agreement.

6.	Options

The Committee may from time to time grant Options on such terms as it shall determine, subject to the terms and conditions set forth in the Plan.

(a)	Exercise Price
The exercise price per share of Common Stock covered by any Option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Option is granted.

(b)	Term and Exercise of Options

(1)Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on or after the date such Option is granted; provided, however that no Option shall be exercisable after the expiration of ten years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or the Award Agreement.

(2)Each Option shall be exercisable in whole or in part; provided, however that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(3)An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.

7.	Other Stock-Based Awards

The Committee may from time to time grant equity-based or equity-related awards not otherwise described herein in such amounts and on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (i) involve the transfer of actual shares of Common Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, (ii) be subject to performance-based and/or service-based conditions, (iii) be in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units, and (iv) be designed to comply with applicable laws of jurisdictions other than the United States; provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Common Stock that is specified at the time of the grant of such Incentive Award.

8.	Cash Incentive Awards

The Committee may from time to time grant Cash Incentive Awards on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. Cash Incentive Awards may be settled in cash or in other property, including shares of Common Stock, provided that the term “Cash Incentive Award” shall exclude any Option or Other Stock-Based Award.

9.	Adjustment Upon Certain Changes

Subject to any action by the shareholders of OSG required by law, applicable tax rules or the rules of any exchange on which shares of common stock of OSG are listed for trading:

(a)	Shares Available for Grants

In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Incentive Awards and the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Incentive Awards to any individual Participant in any year shall be appropriately adjusted or substituted by the Committee. In the event of any change in the number of shares of Common Stock of OSG outstanding by reason of any other event or transaction, the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments to the type or number of shares of Common Stock with respect to which Incentive Awards may be granted.

(b)	Increase or Decrease in Issued Shares Without Consideration

In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall, to the extent deemed appropriate by the Committee, adjust the type or number of shares of Common Stock subject to each outstanding Incentive Award and the exercise price per share of Common Stock of each such Incentive Award.

(c)	Certain Mergers and Other Transactions

In the event of any merger, consolidation or similar transaction as a result of which the holders of shares of Common Stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Committee shall, to the extent deemed appropriate by the Committee, adjust each Incentive Award outstanding on the date of such merger or consolidation so that it pertains and applies to the securities which a holder of the number of shares of Common Stock subject to such Incentive Award would have received in such merger or consolidation.

In the event of (i) a dissolution or liquidation of OSG, (ii) a sale of all or substantially all of the Company’s assets (on a consolidated basis), (iii) a merger, consolidation or similar transaction involving OSG in which the holders of shares of Common Stock receive securities and/or other property, including cash, other than shares of the surviving corporation in such transaction, the Committee shall, to the extent deemed appropriate by the Committee, have the power to:

(i)cancel, effective immediately prior to the occurrence of such event, each Incentive Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Incentive Award was granted an amount in cash, for each share of Common Stock subject to such Incentive Award, equal to the value, as determined by the Committee, of such Incentive Award, provided that with respect to any outstanding Option such value shall be equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over
(B) the exercise price of such Option; or

(ii)provide for the exchange of each Incentive Award (whether or not then exercisable or vested) for an Incentive Award with respect to (A) some or all of the property which a holder of the number of shares of Common Stock subject to such Incentive Award would have received in such transaction or (B) securities of the acquiror or surviving entity and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price of the Incentive Award, or the number of shares or amount of property subject to the Incentive Award or provide for a payment (in cash or other property) to the Participant to whom such Incentive Award was granted in partial consideration for the exchange of the Incentive Award.

(d)	Other Changes

In the event of any change in the capitalization of OSG or corporate change other than those specifically referred to in Sections 9(b), (c) or (d), the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments in the number and class of shares subject to Incentive Awards outstanding on the date on which such change occurs and in such other terms of such Incentive Awards as the Committee may consider appropriate.

(e)	Cash Incentive Awards

In the event of any transaction or event described in this Section 9, including without limitation any corporate change referred to in paragraph (e) hereof, the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments in the terms and conditions of any Cash Incentive Award.

(f)	No Other Rights

Except as expressly provided in the Plan or any Award Agreement, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividends or dividend equivalents, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of OSG or any other corporation. Except as expressly provided in the Plan, no issuance by OSG of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to, or the terms related to, any Incentive Award.

(g)	Savings Clause

No provision of this Section 9 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code.

Furthermore, no provision of this Section 9 shall be given effect to the extent such provision would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act.

10.	Change in Control; Termination of Employment

(a)	Change in Control

The consequences of a Change in Control, if any, will be set forth in the Award Agreement in addition to what is provided in this Section 10.

(b)	Termination of Employment

(1)Except as to any awards constituting stock rights subject to Section 409A of the Code, termination of Employment shall mean a separation from service within the meaning of Section 409A of the Code. The Employment of a Participant with the Company shall be deemed to have terminated for all purposes of the Plan if such Person is employed by or provides services to a Person that is a Subsidiary of the Company and such Person ceases to be a Subsidiary of the Company, unless the Committee determines otherwise. Without limiting the generality of the foregoing, the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of Employment. Furthermore, no payment shall be made with respect to any Incentive Awards under the Plan that are subject to Section 409A of the Code as a result of any such authorized leave of absence or absence in military or government service unless such authorized leave or absence constitutes a separation from service for purposes of Section 409A of the Code.

(2)The Award Agreement shall specify the consequences with respect to such Option of the termination of Employment of the Participant holding the Option.

11.	Cash Buyouts.

Unless approved by the shareholders of OSG, there shall be no cash buyout permitted for an Option or stock appreciation right granted under the terms of this Plan if the Fair Market Value of the Common Stock underlying such Option or stock appreciation right is less than or equal to the Fair Market Value on the date such Option or stock appreciation right was granted.

12.	Rights Under the Plan

No Person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Incentive Award until the date of the issuance of such shares on the books and records of OSG. Except as otherwise expressly provided in Section 9 hereof, no adjustment of any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in this Section 12 is intended, or should be construed, to limit authority of the Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Common Stock if it were issued or outstanding, or from granting rights related to such dividends.

The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any Person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

13.	No Special Employment Rights; No Right to Incentive Award

(a)Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of his or her Employment by the Company or interfere in any way with the right of the Company at any time to terminate such Employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

(b)No Person shall have any claim or right to receive an Incentive Award hereunder. The Committee’s granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other Person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other Person.

14.	Securities Matters

(a)OSG shall be under no obligation to affect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, OSG shall not be obligated to cause to be issued shares of Common Stock pursuant to the Plan unless and until OSG is advised by its counsel that the issuance is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition to the issuance of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that any related certificates representing such shares bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b)The exercise or settlement of any Incentive Award (including, without limitation, any Option) granted hereunder shall only be effective at such time as counsel to OSG shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. OSG may, in its sole discretion, defer the effectiveness of any exercise or settlement of an Incentive Award granted hereunder in order to allow the issuance of shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state or local securities laws. OSG shall inform the Participant in writing of its decision to defer the effectiveness of the exercise or settlement of an Incentive Award granted hereunder. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

15.	Withholding Taxes

(a)	Cash Remittance

Whenever withholding tax obligations are incurred in connection with any Incentive Award, OSG shall have the right to require the Participant to remit to OSG in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such event. In addition, upon the exercise or settlement of any Incentive Award in cash, or the making of any other payment with respect to any Incentive Award (other than in shares of Common Stock), OSG shall have the right to withhold from any payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, settlement or payment.

(b)	Stock Remittance

At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Incentive Award, the Participant may tender to OSG a number of shares of Common Stock that have been owned by the Participant for at least six months (or such other period as the Committee may determine) having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the minimum federal, state and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 15(a) hereof, if any.

(c)	Stock Withholding

At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Incentive Award, OSG shall withhold a number of such shares having a Fair Market Value determined by the Committee to be sufficient to satisfy the minimum federal, state and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 15(a) hereof, if any.

16.	Amendment or Termination of the Plan

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it or any Incentive Award in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires shareholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. The preceding sentence shall not restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No provision of this Section 15 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code. Except as expressly provided in the Plan, no action hereunder may, without the consent of a Participant, adversely affect the Participant’s rights under any previously granted and outstanding Incentive Award. Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

17.	Recoupment

Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent permitted or required by applicable law (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act), Company policy and/or the requirements of an exchange on which the Company’s shares are listed for trading, in each case, as in effect from time to time to recoup compensation of whatever kind paid by the Company at any time to a Participant under this Plan.

18.	No Obligation to Exercise

The grant to a Participant of an Incentive Award shall impose no obligation upon such Participant to exercise such Incentive Award.

19.	Transfers

Incentive Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant. Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant’s estate or by any Person or Persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind OSG unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

20.	Expenses and Receipts

The expenses of the Plan shall be paid by OSG. Any proceeds received by OSG in connection with any Incentive Award will be used for general corporate purposes.

21.	Failure to Comply

In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

22.	Relationship to Other Benefits

No payment with respect to any Incentive Awards under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

23.	Governing Law

The Plan and the rights of all Persons under the Plan shall be construed and administered in accordance with the laws of the State of Delaware without regard to its conflict of law principles.

24.	Severability

If all or any part of this Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

25.	Effective Date and Term of Plan

The Effective Date of the Plan, as amended, is May 28, 2020.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 27, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 1:59 P.M. Eastern Time on May 27, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D08659-P34405

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OVERSEAS SHIPHOLDING GROUP, INC.

The Board of Directors recommends that you vote FOR the following:

	For All	Withhold All	For All Except
Vote on Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees:

01) Rebecca DeLaet
02) Joseph I. Kronsberg
03) Anja L. Manuel
04) Samuel H. Norton
05) John P. Reddy
06) Julie E. Silcock
07) Gary Eugene Taylor
08) Ty E. Wallach
09) Douglas D. Wheat

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain
2. Approval by an advisory vote of the compensation for 2019 of the Named Executive Officers ("NEOs");	☐	☐	☐
3. Approval of an Amendment to the Non-Employee Director Incentive Compensation Plan; and	☐	☐	☐
4. Ratification of the appointment of the Company's independent registered public accounting firm for the year 2020.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name (or names) appear(s) above. For joint accounts each owner should sign. Executors, administrators, trustees, etc. should give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

You may access the Proxy Statement and the Company's 2019 Annual Report at http://ir.osg.com.

D08660-P34405

OVERSEAS SHIPHOLDING GROUP, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 28, 2020

The undersigned hereby appoints SUSAN ALLAN and RICHARD TRUEBLOOD, and either of them, proxies, with full power of substitution, to vote all shares of stock of OVERSEAS SHIPHOLDING GROUP, INC. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held in the Brenner Emory Smoot Training Center, 2000 Barge Avenue, Tampa, Florida on Thursday, May 28, 2020 at 8:30 A.M. Eastern Time, notice of which meeting and the related Proxy Statement have been received by the undersigned, and at any adjournments thereof.

The undersigned hereby ratifies and confirms all that said proxies, or either of them, or their substitutes, may lawfully do on the premises and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournments thereof. If only one of said proxies, or his or her substitute, shall be present and vote at said meeting or any adjournments thereof, then that one so present and voting shall have and may exercise all the powers hereby granted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER INDICATED BY THE STOCKHOLDER. IN THE ABSENCE OF SUCH INDICATION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL BY AN ADVISORY VOTE OF THE COMPENSATION PAID TO THE NAMED EXECUTIVE OFFICERS FOR 2019, FOR THE APPROVAL OF AN AMENDMENT TO THE NON-EMPLOYEE DIRECTOR INCENTIVE COMPENSATION PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020, AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT AND IN THE DISCRETION OF SAID PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed and dated on reverse side

*** Exercise Your *Right* to Vote ***

OVERSEAS SHIPHOLDING GROUP, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 2, 2020
Date: May 28, 2020 **Time:** 8:30 A.M.
Location: Brenner Emory Smoot Training Center
2000 Barge Avenue
Tampa, Florida

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

D08668-P34405

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 15, 2020 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

D08669-P34405

Voting Items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

   Nominees:

   01) Rebecca DeLaet
   02) Joseph I. Kronsberg
   03) Anja L. Manuel
   04) Samuel H. Norton
   05) John P. Reddy
   06) Julie E. Silcock
   07) Gary Eugene Taylor
   08) Ty E. Wallach
   09) Douglas D. Wheat

The Board of Directors recommends you vote FOR the following proposals:

2. Approval by an advisory vote of the compensation for 2019 of the Named Executive Officers ("NEOs");

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D08670-P34405